As filed with the Securities and Exchange Commission on June 20, 2005

Registration No. 333-124007

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☒    PRE-EFFECTIVE AMENDMENT NO. 1

☐    POST-EFFECTIVE AMENDMENT NO.

APOLLO INVESTMENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

9 West 57th Street

New York, NY 10019

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 515-3200

Gordon E. Swartz

c/o Apollo Investment Corporation

9 West 57th Street

New York, NY 10019

(212) 515-3200

(Name and Address of Agent for Service)

Copies of information to:

Margery K. Neale

Thomas J. Friedmann

Shearman & Sterling LLP

599 Lexington Avenue

New York, NY 10022-6069

(212) 848-4000

Approximate Date of Proposed Public Offering:    From time to time after the effective date of this Registration Statement. If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a distribution reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box):

☒	when declared effective pursuant to section 8(c).

If appropriate, check the following box:

☐	This [post-effective amendment] designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐	This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Stock, $0.001 par value per share(2)
Preferred Stock, $0.001 par value per share(2)
Warrants(3)
Debt Securities(4)
Total			$900,000,000(5)	$105,930	(1)

(1)	Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement. $23,540 previously paid.
(2)	Subject to Note 5 below, there is being registered hereunder an indeterminate principal amount of common stock or preferred stock as may be sold, from time to time.
(3)	Subject to Note 5 below, there is being registered hereunder an indeterminate principal amount of warrants as may be sold, from time to time, representing rights to purchase common stock, preferred stock or debt securities.
(4)	Subject to Note 5 below, there is being registered hereunder an indeterminate principal amount of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $900,000,000.
(5)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $900,000,000.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

Subject to Completion

PRELIMINARY PROSPECTUS	June 20, 2005

$900,000,000

Common Stock

Preferred Stock

Warrants

Debt Securities

Apollo Investment Corporation is a closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in middle-market companies in the form of mezzanine and senior secured loans, each of which may include an equity component, as well as by making direct equity investments in such companies. We can offer no assurances that we will continue to achieve our objective.

We are managed by Apollo Investment Management, L.P., an affiliate of Apollo Management, L.P., a leading private equity investor. Apollo Investment Administration, LLC provides the administrative services necessary for us to operate.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $900,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as the “securities”. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

Our common stock is quoted on The Nasdaq National Market under the symbol “AINV”.

This prospectus, and the accompanying prospectus supplement, if any, contains important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. The Securities and Exchange Commission maintains a website at www.sec.gov where other information about us is available.

Investing in our securities involves a high degree of risk. Before buying any securities, you should read the discussion of the material risks of investing in our securities in “ Risk Factors” beginning on page 6 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

You should rely only on the information contained in this prospectus and the accompanying prospectus supplement, if any. We have not authorized anyone to provide you with additional information, or information different from that contained in this prospectus and the accompanying prospectus supplement, if any. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. The information contained in or incorporated by reference in this prospectus and the accompanying prospectus supplement, if any, is accurate only as of the date of this prospectus or such prospectus supplement. Our business, financial condition, results of operations and prospects may have changed since then.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $900,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on the terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the headings “Available Information” and “Risk Factors” before you make an investment decision.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. In this prospectus and any accompanying prospectus supplement, except where the context suggests otherwise, the terms “we”, “us”, “our” and “Apollo Investment” refer to Apollo Investment Corporation; “Apollo Investment Management” or “investment adviser” refers to Apollo Investment Management, L.P.; “Apollo Administration” refers to Apollo Investment Administration, LLC; and “Apollo” refers to the affiliated companies of Apollo Investment Management, L.P.

Apollo Investment

Apollo Investment is a closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, or the “1940 Act.” Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We intend to invest primarily in middle-market companies in the form of mezzanine and senior secured loans, as well as by making direct equity investments in such companies. From time to time, we may invest in public companies that are thinly traded.

Our portfolio is comprised primarily of investments in long-term subordinated loans, referred to as mezzanine loans, and senior secured loans of private middle-market companies, and from time to time include equity interests such as common stock, warrants or options. Our targeted investment typically ranges between $10 million and $100 million, although this investment size may vary proportionately as the size of our capital base changes. In this prospectus, we use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion.

At March 31, 2005, our portfolio consisted of approximately 51% in subordinated loans and corporate notes, 3% in common stock or warrants, 42% in senior secured loans and 4% in cash equivalents. At March 31, 2005, the weighted average yield on our invested capital was 10.9%, the weighted average yield on our invested capital including cash equivalents and after expenses was 7.6%, the weighted average yield on our subordinated debt was 13.7% and on our senior secured debt was 8.2%. Our first lien and second lien senior secured debt investments yielded 6.4% and 9.8%, respectively. Yields are computed using interest rates as of the balance sheet date and include amortization of loan origination fees, original issue discount and market premium or discount, weighted by their respective costs when averaged.

While our primary focus is to generate both current income and capital appreciation through investments in loans, we may invest a portion of the portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in high-yield bonds, distressed debt, foreign securities, private equity or securities of public companies that are not thinly traded. We expect that these public companies generally will have debt securities that are not investment grade.

About Apollo

Founded in 1990 by Leon Black, Michael Gross, John Hannan and three other co-founders, Apollo is a recognized leader in private equity investing, having invested more than $12 billion in over 150 companies since its founding. Apollo traditionally has focused on companies that it believes are undervalued yet have successful business models, strong cash flows and prospects for value creation. The Apollo investment professionals’ disciplined, value-oriented strategy has sought to identify opportunities in all investment environments, selecting from a range of approaches, such as traditional or corporate partner buyouts, distressed debt buyouts or more liquid, non-control distressed debt investments. The Apollo investment professionals have sought through this strategy to provide investors with attractive returns while minimizing the risk of capital loss throughout economic cycles.

Apollo’s active private investment funds focus on making either control-oriented equity investments or distressed debt investments of $100 million or more, either for control or non-control positions. In contrast, Apollo Investment seeks to capitalize on the significant investment opportunities emerging in the mezzanine segment of the lending market for middle-market companies, which it believes offers the potential for attractive risk-adjusted returns. Apollo Investment is currently the only Apollo-related investment vehicle focused primarily on investing in mezzanine and senior secured loans of middle-market companies, and currently the only publicly traded investment vehicle managed by an affiliate of Apollo.

About Apollo Investment Management

Apollo Investment Management, our investment adviser, is led by two managing partners, Michael S. Gross (our Chairman and CEO) and Arthur H. Penn (our Chief Operating Officer), who have a combined 37 years of experience, and is supported by Apollo’s team of approximately 37 investment professionals. In addition, Apollo Investment Management has hired nine additional investment professionals since its initial public offering in April 2004 and expects to add additional professionals in the future. Apollo Investment Management draws upon Apollo’s 15-year history and benefits from the Apollo investment professionals’ significant capital markets, trading and research expertise developed through investments in 23 different industries and over 150 companies in the United States and Western Europe.

Operating and Regulatory Structure

Our investment activities are managed by Apollo Investment Management and supervised by our board of directors, a majority of whom are independent of Apollo and its affiliates. Apollo Investment Management is an investment adviser that is registered under the Investment Advisers Act of 1940, or the “Advisers Act.” Under our investment advisory and management agreement, we pay Apollo Investment Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Management—Investment Advisory and Management Agreement.”

As a business development company, we are required to comply with certain regulatory requirements. For example, we cannot invest in any portfolio company in which Apollo or any of its affiliates has a pre-existing investment (although we may co-invest on a concurrent basis with other affiliates of Apollo Investment, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures). Also, while we are permitted to finance investments using debt, our ability to use debt is limited in certain significant respects. See “Regulation.” We have elected to be treated for federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Internal Revenue Code of 1986, or the “Code.” For more information, see “Material U.S. Federal Income Tax Considerations.”

Determination of Net Asset Value

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of our total assets minus our liabilities by the total number of our shares outstanding.

In calculating the value of our total assets, we value investments for which market quotations are readily available at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued at fair value as determined in good faith by our board of directors under a valuation policy and a consistently applied valuation process. Because there is no readily available market value for a significant portion of the investments in our portfolio, we value these portfolio investments at fair value.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material. Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. For more information, see “Determination of Net Asset Value.”

Use of Proceeds

We intend to use the net proceeds from the sale of our securities for general corporate purposes, which includes investing in portfolio companies in accordance with our investment objective and strategies and repaying indebtedness, if any, incurred under our senior credit facility. Pending such investments, we will invest in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. For more information, see “Use of Proceeds.”

Dividends

We intend to continue to distribute quarterly dividends to our stockholders. Our quarterly dividends, if any, will be determined by our board of directors. For more information, see “Dividends.”

Dividend Reinvestment Plan

We have adopted an ‘opt-out’ dividend reinvestment plan that provides for reinvestment of our dividend distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not ‘opted out’ of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends. A registered stockholder must notify our transfer agent in writing if they wish to ‘opt-out’ of the dividend reinvestment plan. For more information, see “Dividend Reinvestment Plan.”

Plan of Distribution

We may offer, from time to time, up to $900,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering.

Securities may be offered at prices and on terms described in one or more supplements to this prospectus directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated. In compliance with the guidelines of the National Association of Securities Dealers, Inc. (“NASD”), the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

We may not sell securities pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such securities. For more information, see “Plan of Distribution.”

Our Corporate Information

Our administrative and executive offices are located at 9 West 57th Street, New York, NY 10019, telephone number (212) 515-3200. Our common stock is quoted on The Nasdaq National Market under the symbol “AINV”. Although we currently do not maintain a website, we may establish a website in the future.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you”, “us” or “Apollo Investment”, or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Apollo Investment.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	%(1)
Offering expenses borne by us (as a percentage of offering price)	—	%(2)

Total stockholder transaction expenses (as a percentage of offering price)	—	%(3)

Estimated annual expenses (as % of net assets):
Management fees	2.01	%(4)
Incentive fees payable under investment advisory and management agreement (20% of net realized capital gains and 20% of pre-incentive fee net investment income)	0.00	%(5)
Interest payments on borrowed funds	None	(6)
Other expenses	0.58	%(7)

Total annual expenses (estimated)	2.59	%(4)(5)(7)

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.
(3)	The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.
(4)	Under the Investment Advisory and Management Agreement, the management fee is calculated at an annual rate of 2.00% of our gross assets. In the table above, estimated annual expenses are based on annualized actual amounts for the period ended March 31,2005 and are calculated as a percentage of net assets, which results in a slightly higher percentage than the percentage attributable to gross assets. See “Management—Investment Advisory and Management Agreement” and footnote 5 below.
(5)

We expect to invest all of the net proceeds from securities registered under the registration statement of which this prospectus is a part within two years or less of the date of the initial registration and may have capital gains and interest income that could result in the payment of an incentive fee to our investment adviser in the first year after completion of this offering. However, the incentive fee payable to our investment adviser is based on our performance and will not be paid unless we achieve certain goals. As we cannot predict whether we will meet the necessary performance targets, we have assumed a base incentive fee of 0% in this chart as there have been no incentive fees paid through March 31,2005. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, is based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% quarterly (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 4 above). Accordingly, we pay Apollo Investment Management an incentive fee as follows: (1) no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate; (2) 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter; and (3) 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter. These calculations are appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income. The second part of the incentive fee will equal 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation (and incorporating unrealized depreciation on a gross investment-by-investment basis) and is payable in arrears at the end of each calendar year. For a more detailed discussion of the calculation of this fee, see “Management—Investment Advisory and Management Agreement.”

(6)	We currently do not have any borrowings outstanding; however, we plan to incur indebtedness and may therefore pay interest in respect thereof in the future under a senior secured credit facility. For more information, see “Risk Factors—We intend to borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources.”

Assuming we borrow for investment purposes an amount equal to 40% of our net assets and that the annual interest rate on the amount borrowed is 4%, our total annual expenses (estimated) would be as follows:

	Total Assets	Net Assets
Management fees	2.00%	2.80%
Incentive fees payable under investment advisory and management agreement (20% of net realized capital gains and 20% of pre-incentive fee net investment income)*	0.71%	0.99%
Interest payments on borrowed funds	1.14%	1.60%
Other expenses	0.45%	0.63%

Total annual expenses (estimated)	4.30%	6.02%

*	To compute the incentive fees, we have assumed a portfolio yield of 9.3%, which reflects the weighted average yield on our entire portfolio at March 31, 2005.

(7)	Includes our estimated overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by Apollo Administration in performing its obligations under the administration agreement. See “Management—Administration agreement.” Such expenses are based on actual amounts for the period ended March 31, 2005.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no leverage and that our annual operating expenses would remain at the levels set forth in the table above.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$26	$81	$138	$292

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

RISK FACTORS

Before you invest in our shares, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline or the value of our preferred stock, debt securities or warrants may decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

We are a new company with limited operating history.

We were incorporated in February 2004 and have conducted limited operations to date. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we may not achieve our investment objective and that the value of your investment could decline substantially. We anticipated that it would take us up to two years to invest the majority of the net proceeds of our initial public offering in April 2004 in mezzanine debt and senior secured loans. Immediately following our initial public offering, we invested a portion of the proceeds largely in temporary investments, such as cash equivalents, which earn yields substantially lower than the interest income that we anticipated receiving in respect of investments in mezzanine and senior secured loans. We have recently begun to make investments in mezzanine and senior secured loans. Dividends that we pay prior to being fully invested may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested in mezzanine and senior secured loans.

Our investment adviser and its senior management have limited experience managing a business development company.

The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of private or thinly traded U.S. public companies, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Our investment adviser’s and its senior management’s limited experience in managing a portfolio of assets under such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. In addition, even though Apollo Investment Management is led by senior investment professionals of Apollo who apply the value-oriented philosophy and techniques used by the Apollo investment professionals in their private fund investing, our investment strategies differ from those of other private funds that are or have been managed by the Apollo investment professionals. Further, investors in Apollo Investment are not acquiring an interest in other Apollo funds. Further, while Apollo Investment may consider potential co-investment participation in portfolio investments with other Apollo funds, any such investment activity is subject to, among other things, independent board member approvals, the receipt of which cannot be assured, and compliance with existing regulatory guidance and applicable allocation procedures. Accordingly, we can offer no assurance that Apollo Investment will replicate Apollo’s historical success, and we caution you that our investment returns could be substantially lower than the returns achieved by those private funds.

We are dependent upon Apollo Investment Management’s key personnel for our future success and upon their access to Apollo’s investment professionals and partners.

We depend on the diligence, skill and network of business contacts of the senior management of Apollo Investment Management. For a description of the senior management team, see “Management.” We also depend, to a significant extent, on Apollo Investment Management’s access to the investment professionals and partners of Apollo and the information and deal flow generated by the Apollo investment professionals in the course of their investment and portfolio management activities. The senior management of Apollo Investment Management evaluates, negotiates, structures, closes and monitors our investments. Our future success depends on the continued service of the senior management team of Apollo Investment Management. The departure of any of the senior managers of Apollo Investment Management, or of a significant number of the investment professionals or partners of Apollo, could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Apollo Investment Management will remain our investment adviser or that we will continue to have access to Apollo’s partners and investment professionals or its information and deal flow.

Our financial condition and results of operation depend on our ability to manage future growth effectively.

Our ability to achieve our investment objective depends, in part, on our ability to grow, which depends, in turn, on Apollo Investment Management’s ability to identify, invest in and monitor companies that meet our investment criteria.

Accomplishing this result on a cost-effective basis is largely a function of Apollo Investment Management’s structuring of the investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. The senior management team of Apollo Investment Management has substantial responsibilities under the investment advisory and management agreement, as well as in connection with their roles as officers of other Apollo funds. They may also be called upon to provide managerial assistance to our portfolio companies as principals of our administrator. These demands on their time may distract them or slow the rate of investment. In order to grow, we and Apollo Investment Management need to hire, train, supervise and manage new employees. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

A number of entities compete with us to make the types of investments that we make in middle-market companies. We compete with public and private funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including investments in middle-market companies. As a result of these new entrants, competition for investment opportunities at middle-market companies has intensified and we expect that trend to continue. Many of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this existing and increasing competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors make loans with interest rates that are comparable to or lower than the rates we offer.

We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

To qualify as a RIC under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. Because we expect to use debt financing in the future, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to Apollo Investment’s overall investment activities, or increases in loan balances as a result of payment-in-kind arrangements are included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we do not receive in cash.

That part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock at a price below the current net asset value of the stock, if our board of directors determines that such sale is in the best interests of Apollo Investment and its stockholders, and our stockholders approve Apollo Investment’s policy and practice of making such sales. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

In addition to issuing securities to raise capital as described above, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy, and could decrease our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests may tend to be those that are riskier and more apt to generate losses.

If we issue debt securities, we will be exposed to additional risks, including the typical risks associated with leverage.

•	We will be exposed to increased risk of loss if we incur debt to make investments. If we do incur debt, a decrease in the value of our investments would have a greater negative impact on the value of our common stock than if we did not use debt.

•	Our ability to pay dividends would be restricted if our asset coverage ratio were not at least 200% and any amounts that we use to service our indebtedness would not be available for dividends to our common stockholders.

•	It is likely that such securities will be governed by an indenture or other instrument containing covenants restricting our operating flexibility.

•	We, and indirectly our stockholders, will bear the cost of issuing and servicing such securities.

•	Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

We intend to borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

Borrowings, also known as leverage, would magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We intend to borrow from institutional banks and other lenders and entered into a credit agreement in April 2005 to facilitate such borrowing. In the event that we incur such borrowings, our lenders would have fixed dollar claims on our consolidated assets that are superior to the claims of our common shareholders. If the value of our consolidated assets increases, then leveraging would cause the net asset value to increase more sharply than it would have had we not leveraged. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.

Changes in interest rates may affect our cost of capital and net investment income.

Because we intend to borrow money to make investments, our net investment income would depend upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. Our long-term fixed-rate investments are financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. We have analyzed the potential impact of changes in interest rates on interest income net of interest expense. Assuming that the balance sheet were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates would have affected our net income by less than 1% over a one-year horizon. Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect net increase in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income.

We need to raise additional capital to grow because we must distribute most of our income.

We may need additional capital to fund growth in our investments. We have issued equity securities and plan to borrow from financial institutions. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our shareholders to maintain our regulated investment company status. As a result, such earnings are not available to fund investment originations. We expect to continue to borrow from financial institutions and issue additional debt and equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which may have an adverse effect on the value of our securities. In addition, as a business development company, we are generally required to maintain a ratio of at least 200% of total assets to total borrowings, which may restrict our ability to borrow in certain circumstances.

Many of our portfolio investments are recorded at fair value as determined in good faith by our board of directors and, as a result, there is uncertainty as to the value of our portfolio investments.

A large percentage of our portfolio investments are in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We value these securities quarterly at fair value as determined in good faith by our board of directors. However, we may be required to value our securities at fair value as determined in good faith by our board of directors to the extent necessary to reflect significant events affecting the value of our securities. Our board of directors utilizes the services of two independent valuation firms to aid it in determining the fair value of these securities. The types of factors that may be considered in fair value pricing of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

The lack of liquidity in our investments may adversely affect our business.

We generally make investments in private companies. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or an affiliated manager of Apollo has material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are significant potential conflicts of interest which could impact our investment returns.

Our executive officers and directors, and the partners of our investment adviser, Apollo Investment Management, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Gross, our president, chief executive officer, chairman of the board of directors and a managing partner of Apollo Investment Management, is a founding partner of Apollo with management responsibilities for other Apollo investment funds. In addition, Mr. Penn, our chief operating officer, is also a managing partner of Apollo Investment Management and a senior partner of Apollo DIF Management, an affiliated investment manager to Apollo Distressed Investment Fund, an affiliated private investment fund. Moreover, we note that, notwithstanding the difference in principal investment objectives between Apollo Investment and other Apollo funds, such other Apollo sponsored funds, including new affiliated potential pooled investment vehicles or managed accounts not yet established, have and may from time to time have overlapping investment objectives with those of Apollo Investment and accordingly invest in, whether principally or secondarily, asset classes similar to those targeted by Apollo Investment. As a result, the partners of Apollo Investment Management face conflicts in the allocation of investment opportunities to other Apollo funds. Although Apollo Investment Management endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with Apollo Investment Management. When the partners of Apollo Investment Management identify an investment, they will be forced to choose which investment fund should make the investment.

We do not invest in any portfolio company in which Apollo or any affiliates has a pre-existing investment. We have in the past and expect in the future to co-invest on a concurrent basis with other affiliates of Apollo Investment, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures.

In the course of our investing activities, we pay management and incentive fees to Apollo Investment Management, and reimburse Apollo Investment Management for certain expenses it incurs. As a result, investors in our common stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments. As a result of this arrangement, there may be times when the management team of Apollo Investment Management has interests that differ from those of our stockholders, giving rise to a conflict.

Apollo Investment Management receives a quarterly incentive fee based, in part, on our pre-incentive fee income, if any, for the immediately preceding calendar quarter. This incentive fee is subject to a quarterly hurdle rate before providing an incentive fee return to the investment adviser. To the extent we or Apollo Investment Management are able to exert influence over our portfolio companies, the quarterly pre-incentive fee may provide Apollo Investment Management with an incentive to induce our portfolio companies to accelerate or defer interest or other obligations owed to us from one calendar quarter to another.

We have entered into a royalty-free license agreement with Apollo, pursuant to which Apollo has agreed to grant us a non-exclusive license to use the name “Apollo.” Under the license agreement, we have the right to use the “Apollo” name for so long as Apollo Investment Management or one of its affiliates remains our investment adviser. In addition, we rent office space from Apollo Administration, an affiliate of Apollo Investment Management, and pay Apollo Administration our allocable portion of overhead and other expenses incurred by Apollo Administration in performing its obligations under the administration agreement, including our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs, which can create conflicts of interest that our board of directors must monitor.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse affect on our business.

RISKS RELATED TO OUR INVESTMENTS

We may not realize gains from our equity investments.

When we invest in mezzanine or senior secured loans, we have and may continue to acquire warrants or other equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Our portfolio is concentrated in a limited number of portfolio companies, which subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt securities.

As of March 31, 2005, we had invested in 37 companies. A consequence of this limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Our investments in prospective portfolio companies may be risky, and you could lose all or part of your investment.

Investment in middle-market companies involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•	they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and

•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we or one of our affiliates may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We have invested and will continue to invest primarily in privately-held companies. Generally, little public information exists about these companies, and we are required to rely on the ability of the members of Apollo Investment Management’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately-held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could affect our investment returns.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We have invested and intend to invest primarily in mezzanine and senior debt securities issued by our portfolio companies. The portfolio companies usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Our incentive fee may induce Apollo Investment Management to make certain investments, including speculative investments.

The incentive fee payable by us to Apollo Investment Management may create an incentive for Apollo Investment Management to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to our investment adviser is determined, which is calculated as a percentage of the return on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in offerings of common stock, securities convertible into our common stock or warrants representing rights to purchase our common stock or securities convertible into our common stock pursuant to this prospectus. In addition, the investment adviser receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The incentive fee payable by us to Apollo Investment Management also may create an incentive for Apollo Investment Management to invest on our behalf in instruments that have a deferred interest feature. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, includes accrued interest. Thus, a portion of this incentive fee would be based on income that we have not yet received in cash.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to Apollo Investment Management with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each stockholder of Apollo Investment will bear his or her share of the management and incentive fee of Apollo Investment Management as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which Apollo Investment invests.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although most of our investments are denominated in U.S. dollars, our investments that are denominated in a foreign currency are subject to the risk that the value of a particular currency may change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transaction may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

While we may enter into transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of Apollo Investment or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board of directors, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board of directors does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer.

We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

RISKS RELATING TO THIS OFFERING

Investing in our securities may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, therefore, an investment in our securities may not be suitable for someone with a low risk tolerance.

There is a risk that investors in our equity securities may not receive dividends or that our dividends may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions.

The market price of our securities may fluctuate significantly.

The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of Apollo Investment Management’s key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

We may allocate the net proceeds from this offering in ways with which you may not agree.

We have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

Sales of substantial amounts of our securities may have an adverse effect on the market price of our securities.

Sales of substantial amounts of our securities, or the availability of such securities for sale, could adversely affect the prevailing market prices for our securities. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

USE OF PROCEEDS

We intend to use the net proceeds from selling securities pursuant to this prospectus for general corporate purposes, which includes investing in portfolio companies in accordance with our investment objective and strategies and, pending such investments, investing in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus will be used for the above purposes within two years, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Our portfolio currently consists primarily of senior loans and mezzanine loans. Pending our investments in new debt investments, we plan to invest a portion of net proceeds in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment and other general corporate purposes. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation—Temporary investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DIVIDENDS

We intend to continue to distribute quarterly dividends to our stockholders. Our quarterly dividends, if any, will be determined by our board of directors.

We have elected to be taxed as a RIC under Subchapter M of the Internal Revenue Code of 1986. To maintain our RIC status, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31st and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under “Material U.S. Federal Income Tax Considerations.”

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend Reinvestment Plan.”

We may not be able to achieve operating results that will allow us to make dividends and distributions at a specific level or to increase the amount of these dividends and distributions from time to time. In addition, we may be limited in our ability to make dividends and distributions due to the asset coverage test for borrowings when applicable to us as a business development company under the 1940 Act and due to provisions in future credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our RIC status. We cannot assure stockholders that they will receive any dividends and distributions or dividends and distributions at a particular level.

With respect to the dividends paid to shareholders, income from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies was treated as taxable income and accordingly, distributed to shareholders. For the period from April 8, 2004 (commencement of operations) through March 31, 2005, these fees totaled $4.5 million.

The following table lists the quarterly dividends per share since shares of our common stock began being regularly quoted on The Nasdaq National Market.

Year Ending March 31, 2005	Declared Dividends
First Fiscal Quarter (period from April 8, 2004* to June 30, 2004)	—
Second Fiscal Quarter	$0.045
Third Fiscal Quarter	$0.180
Fourth Fiscal Quarter	$0.260

*	Commencement of operations

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA

The Statement of Operations, Per Share and Balance Sheet data for the period ended March 31, 2005 are derived from our financial statements which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. This selected financial data should be read in conjunction with our financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in this prospectus.

Statement of Operations Data:	For the Period April 8, 2004* through March 31, 2005 (dollar amounts in thousands, except per share data)
Total Investment Income	$47,833
Total Expenses	$22,380
Net Investment Income	$25,453
Net Realized and Unrealized Gains	$18,692
Net Increase in Stockholders’ Equity Resulting from Operations	$44,145

Per Share Data:
Net Asset Value	$14.27
Net Investment Income	$0.410
Net Increase in Stockholders’ Equity Resulting from Operations	$0.711
Distributions Declared	$0.485

Balance Sheet Data:
Total Assets	$1,733,384
Total Stockholders’ Equity	$892,886

Other Data:
Total Return (1)	15.3%
Number of Portfolio Companies at Period End	35
Amount of Loan Originations and Equity Investments	$894,335
Principal Amount of Loan Repayments and Exits	$71,730
Weighted Average Yield on Invested Capital at Period End	10.9%
Weighted Average Yield on Invested Capital and Cash Equivalents at Period End	10.2%

*	Commencement of operations
(1)	Total return is based on the change in market price per share, assuming an investment at the initial offering price of $15.00 per share. Total return also takes into account dividends and distributions, if any, reinvested in accordance with Apollo Investment’s dividend reinvestment plan. Total return is not annualized.

FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

We generally use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

Apollo Investment was incorporated under the Maryland General Corporation Law in February 2004. We have elected to be treated as a business development company under the 1940 Act. As such, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, for federal income tax purposes we have elected to be treated as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended. Pursuant to this election and assuming we qualify as a RIC, we generally do not have to pay corporate-level federal income taxes on any income we distribute to our stockholders. On April 8, 2004, we completed our initial public offering as an externally managed, non-diversified, closed-end investment company that elected to be treated as a business development company under the 1940 Act. We commenced operations on April 8, 2004 upon receipt of $870.2 million in net proceeds from our initial public offering of common stock.

Investments

Our level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make. Over the last twelve months, we believe that the availability of senior debt capital from banks for middle market companies has generally increased and has put downward pressure on interest rate spreads at the same time that base interest rates have risen. We do not expect this increased availability of capital to impair our ability to make longer-term investment allocations with our capital. We remain steadfast with our investment discipline in selectively investing in appropriate risk-reward opportunities within the middle market.

As a business development company, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). If we invest in an issuer that, at the time we make the investment, has outstanding securities as to which a broker or dealer may extend or maintain margin credit or “marginable securities,” these acquired assets cannot normally be treated as qualifying assets. This treatment results from the definition of “eligible portfolio company” under the 1940 Act, which in part looks to whether a company has outstanding securities that are eligible for margin credit. Amendments promulgated in 1998 by the Board of Governors of the Federal Reserve System to Regulation T under the Securities Exchange Act of 1934, as amended, or the Exchange Act, expanded the definition of marginable security to include any non-equity security. These amendments have raised questions as to whether a private company that has outstanding debt securities would qualify as an eligible portfolio company. We note that under applicable self-regulatory organization rules that govern the ability of brokers and dealers to extend margin credit, many non-equity securities issued by private companies may not be effectively marginable.

To address these questions, the SEC proposed amendments to the 1940 Act to expand the definition of eligible portfolio company in a manner that would promote the flow of capital to small, developing and financially troubled companies. These amendments would define eligible portfolio company with reference to whether a company has any class of securities listed on an exchange. We continue to monitor this issue closely and intend to adjust our investment focus as needed to comply with and/or take advantage of these amendments if they are adopted or of any other future administrative position, judicial decision or legislative action.

Our board of directors approved an amendment to our investment policy to eliminate the 5% limitation on investments in foreign securities. This change was implemented as of August 14, 2004 and any such investments are included as non-qualifying assets.

Revenue

We generate revenue primarily in the form of interest income from the debt securities we hold and capital gains, if any, on investment securities that we may acquire in portfolio companies. Our investments, whether in the form of mezzanine or senior secured loans, generally have a stated term of five to ten years and bear interest at a fixed rate or a floating rate usually determined on the basis of a benchmark LIBOR or prime rate. While subordinated debt and corporate notes typically accrue interest at fixed rates, some of these investments may include zero coupon, payment-in-kind (“PIK”) and/or step bonds that accrue income on a constant yield to call or maturity basis. Interest on debt securities is generally payable quarterly or semiannually. In some cases, some of our investments provide for deferred interest payments or PIK. The principal amount of the debt securities and any accrued but unpaid interest generally becomes due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and, if applicable, consulting fees, etc.

Expenses

All investment professionals of the investment adviser and their staff, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of that personnel which is allocable to those services are provided and paid for by Apollo Investment Management. We bear all other costs and expenses of our operations and transactions, including those relating to:

•	investment advisory and management fees;

•	expenses incurred by Apollo Investment Management payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies;

•	calculation of our net asset value (including the cost and expenses of any independent valuation firm);

•	direct costs and expenses of administration, including auditor and legal costs;

•	costs of preparing and filing reports or other documents with the SEC;

•	interest payable on debt, if any, incurred to finance our investments;

•	offerings of our common stock and other securities;

•	registration and listing fees;

•	fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments;

•	transfer agent and custodial fees;

•	taxes;

•	independent directors’ fees and expenses;

•	marketing and distribution-related expenses;

•	the costs of any reports, proxy statements or other notices to stockholders, including printing and postage costs;

•	our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	organization and offering; and

•	all other expenses incurred by us or Apollo Administration in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs.

We expect our general and administrative operating expenses related to our ongoing operations to remain generally stable or decline slightly as a percentage of our assets in future periods. Incentive fees, interest expense and costs relating to future offerings of securities would be additive.

Portfolio and Investment Activity

The total portfolio at fair value at March 31, 2005, was as follows:

Schedule of Investments

(in thousands, except warrants/shares)

Portfolio Company(1)	Industry	Par Amount	Cost	Fair Value(2)
Subordinated Debt/Corporate Notes—50.3%
ALM Media Holdings, Inc., 13.00%, 3/15/13 ♦	Publishing	$16,000	$15,841	$16,000
AMH Holdings II, Inc., 13.625%, 12/01/14 ♦	Building Products	45,000	44,002	45,000
Anthony Inc., 13.50%, due 09/01/12 ♦	Manufacturing	9,561	9,427	9,561
Invista, 9.25%, due 05/01/12 ♦	Chemicals	35,000	35,000	38,238
Language Line Holdings, Inc., 0% / 14.125%, 06/15/13	Business Services	27,678	15,993	15,846
Language Line Inc., 11.125%, 06/15/12	Business Services	20,646	20,683	21,678
Latham Manufacturing Corp., 14.00%, 06/30/11	Leisure Equipment	31,179	30,570	31,179
Lexicon Marketing (USA), Inc., 13.75%, 01/02/12	Direct Marketing	27,168	26,641	27,168
National Waterworks Holdings, Inc., 12.50%, 01/01/14 ♦	Distribution	37,000	36,285	37,000
N.E.W. Holdings I, LLC, 12.50%, 08/17/11	Consumer Services	26,680	23,454	26,680
N.E.W. Customer Service Companies Inc., 14.00% Convertible, 08/17/13	Consumer Services	8,320	8,320	12,218
Playpower Holdings Inc. 15.50%, 11/30/12 ♦	Leisure Equipment	60,775	60,775	60,775
Pro Mach Merger Sub Inc., 13.75%, 06/15/12	Machinery	19,000	18,630	19,000
Source Media Holdings Inc., 13.00%, 11/30/12 ♦	Publishing	17,000	16,632	17,000
T/Y Merger Corp., 14.75%, 02/26/10	Logistics	17,916	17,635	17,916
Tumi Holdings, Inc., 13.67%, 12/31/14	Consumer Products	12,528	12,528	12,528
WDAC Intermediate Corp., 13.75%, 06/01/15*	Advertising	€33,000	44,326	41,235

Total subordinated debt/corporate notes			$436,742	$449,022

Common Stock/Warrants—2.4%		Shares/Warrants
Latham Acquisition Corp.	Leisure Equipment	30,000 shs.	$3,000	$3,000
LM Acquisition Ltd.	Direct Marketing	10,000 shs.	10,000	10,000
N.E.W. Customer Service Companies, Inc.	Consumer Services	1,105,961 wts.	3,404	6,031
Pro Mach Coinvestment, LLC	Machinery	150,000 shs.	1,500	1,500
T/Y Merger Corp.	Logistics	250,000 shs.	2,500	900

Total common stock/warrants			$20,404	$21,431

Bank Debt/Senior Secured Debt (3)—41.2%
ALM Media Holdings, Inc., 03/05/10	Publishing	$5,000	$5,000	$5,038
ALM Media Holdings, Inc., 03/07/11	Publishing	19,000	19,000	19,380
Amerco Corp., 02/27/09	Transportation	14,850	15,069	15,221
American Safety Razor, 03/12/12	Consumer Products	2,000	2,000	2,040

Portfolio Company(1)	Industry	Par Amount	Cost	Fair Value(2)
American Safety Razor, 09/21/12	Consumer Products	13,500	13,500	13,736
Anthony International, 09/01/11	Manufacturing	13,000	12,880	13,000
C.H.I. Overhead Doors, Inc., 10/22/11	Building Products	10,000	9,952	10,163
Charter Communications, 04/21/11	Cable TV	24,812	24,812	24,946
Cygnus Business Media, Inc., 07/13/09	Media	14,963	14,895	15,037
Cygnus Business Media, Inc., 01/12/10	Media	10,000	9,913	9,975
Directed Electronics, 06/17/10	Electronics	4,859	4,859	4,932
EuroFresh, 05/14/10	Agriculture	25,000	24,692	25,438
Goodyear Tire & rubber Co., 04/30/10	Tires	10,000	10,000	10,000
Grand Vehicle Works Holding Corp., 07/23/11	Manufacturing	10,000	10,000	9,000
Language Line Inc., 06/11/11	Business Services	6,453	6,437	6,528
MGM/LOC Acquisition Corp., 04/08/12	Leisure	25,000	25,000	25,000
Mueller Group Inc., 11/01/11	Industrial	17,000	17,000	17,255
NES Rentals Holdings Inc., 08/17/10	Equipment Rental	24,875	24,875	25,528
Phillips Health, LLC, 08/23/10	Vitamins, Supplements	12,353	12,293	12,415
Phillips Health, LLC, 08/20/11	Vitamins, Supplements	14,963	14,817	15,037
Ranpak Corp., 05/26/10	Packaging	5,739	5,739	5,747
Ranpak Corp., 03/17/11	Packaging	10,000	10,000	10,150
Rayovac Corp., 02/06/12	Electronics	10,000	10,000	10,162
Sealy Mattress Co., 04/08/13	Consumer Products	10,000	10,000	10,188
Source Media Inc., 11/30/12	Publishing	10,000	10,000	10,131
Supresta Holdings, Inc., 07/20/11	Chemicals	6,948	6,948	7,086
Trout Coal Holdings, Inc., 03/23/11	Mining	4,000	4,000	4,060
Trout Coal Holdings, Inc., 03/23/12	Mining	4,000	4,000	4,080
Tumi Holdings, Inc., 12/31/13	Consumer Products	3,500	3,500	3,526
Tumi Holdings, Inc., 06/30/14	Consumer Products	3,000	3,000	3,030
United Site Services, Inc. 06/30/10	Environmental	10,000	9,905	10,000
Wyle Laboratories, Inc., 07/28/11	Aerospace	10,000	10,000	10,200

Total Bank Debt/Senior Secured Debt			$364,086	$368,029

Total Investments			$821,232	$838,482

Cash Equivalents—97.8%
U.S. Cash Management Bill, 2.70%, 04/15/05	Government	$800,000	$799,171	$799,171
U.S. Treasury Bill, 2.70%, 04/21/05	Government	74,000	73,890	73,885

Total Cash Equivalents			$873,061	$873,056

Total Investments & Cash Equivalents—191.7% (4)			$1,694,293	$1,711,538

Liabilities in excess of other assets—(91.7%)				(818,652)

Net Assets—100.0%				$892,886

(1)	None of our portfolio companies is controlled or affiliated as defined by the Investment Company Act of 1940.
(2)	Fair value is determined by or under the direction of Apollo Investment’s board. For more information, see “Management’s discussion and analysis of financial condition and results of operations—Critical accounting policies—Valuation of portfolio investments.”
(3)	Represent floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the LIBOR (London Interbank Offer Rate) or the Prime Rate.
(4)	Aggregate cost for Federal income tax purposes is $1,698,651,000.
♦	These securities are exempt from registration under Rule 144A of the Securities Act of 1933, or the Securities Act. These securities may be resold only in transactions that are exempt from registration, normally to qualified institutional buyers.
*	Denominated in Euros (“€”)

During the period from April 8, 2004 (commencement of operations) through March 31, 2005, we invested $894.3 million in a variety of mezzanine loans, subordinated debt and senior secured debt, some of which included debt or equity co-investment components. At March 31, 2005, our net portfolio consisted of 35 portfolio companies and was invested 51% in subordinated debt and corporate notes, 42% in senior secured loans, 3% in common stock or warrants and 4% in cash equivalents.

At March 31, 2005, the weighted average yield on our invested capital was 10.9% and the weighted average yield on our invested capital including cash equivalents and after expenses was 7.6%. The weighted average yield on our subordinated debt was 13.7% and on our senior secured debt was 8.2% at March 31, 2005. Our first lien and second lien senior secured debt investments yielded 6.4% and 9.8%, respectively. Yields are computed using interest rates as of the balance sheet date and include amortization of loan origination fees, original issue discount and market premium or discount, weighted by their respective costs when averaged.

Investment Ratings and Quality of Investments

In addition to various risk management and monitoring tools, Apollo Investment Management uses an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. We use an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Capital gain expected

2	Full return of principal and interest or dividend expected, with the portfolio company performing in accordance with our analysis of its business

3	Full return of principal and interest or dividend expected, but the portfolio company requires closer monitoring

4	Some loss of interest, dividend or capital appreciation expected, but still expecting an overall positive internal rate of return on the investment

5	Loss of interest or dividend and some loss of principal investment expected, which would result in an overall negative internal rate of return on the investment

RESULTS OF OPERATIONS

Operating Income

For the period April 8, 2004 (commencement of operations) through March 31, 2005, gross investment income totaled $47.8 million, all of which represented interest income. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Our gross income for the fiscal year also reflects income earned from a significant amount of short-term U.S. Government securities and other temporary investments held during the ramp-up period of our portfolio since our initial public offering. Accordingly, our gross income is generally lower than what would normally be earned had we been more fully invested for the entire fiscal year. As we continue investing the net proceeds from the initial offering, we expect to continue generating additional income at rates greater than the rates we receive on cash and cash equivalents. In addition, we may, from time to time, generate income from other sources other than interest income.

Operating Expenses

For the period from April 8, 2004 (commencement of operations) through March 31, 2005, operating expenses totaled $22.4 million. This amount consisted of investment advisory and management fees, insurance expenses, administrative services fees, professional fees, directors’ fees and other general and administrative expenses. It also included a non-recurring charge of $252,300 in expenses related to the organization of Apollo Investment. For the period from April 8, 2004 (commencement of operations) through March 31, 2005, our investment advisory fees totaled $17.3 million, and represented the base fee as provided for in the investment advisory and management agreement. In addition, Apollo Investment Administration was reimbursed $987,500 for expenses incurred under the Administration Agreement. No incentive fees were paid or owed to Apollo Investment management, our investment adviser, for the period from April 8, 2004 (commencement of operations) through March 31,2004.

Net Operating Income

For the period from April 8, 2004 (commencement of operations) through March 31, 2005, our net operating income was $25.5 million.

Net Unrealized Appreciation on Investments and Cash Equivalents

At March 31, 2005, net unrealized appreciation totaled $18.2 million, of which $3.9 million was attributable to net unrealized appreciation on our bank debt/senior secured loans, $12.3 million was attributable to our subordinated debt/corporate notes, $1.0 million was attributable to our equity investments and $1.0 million was attributable to unrealized appreciation on a forward foreign currency contract used to hedge our foreign exchange rate risk on our investment in WDAC Intermediate Corp.

Net Realized Gains/Losses

For the period from April 8, 2004 (commencement of operations) through March 31, 2005, we had total principal repayments and exits of $71.7 million and total net realized losses of $658 on our investments. Furthermore, we realized $640,200 from the settlement of our forward foreign currency contract in March 2005 and we incurred net realized losses on the sale of our U.S. Treasury Bills totaling $144,400 during the period from April 8, 2004 (commencement of operations) through March 31, 2005.

Net Increase in Stockholders’ Equity From Operations

Our operations generated a total net increase in stockholders’ equity resulting from operations of $44.1 million for the period April 8, 2004 (commencement of operations) through March 31, 2005. Based on our weighted-average shares outstanding, our net change in stockholders’ equity from operations was $0.71 per share for the period from April 8, 2004 (commencement of operations) through March 31, 2005.

Financial Condition, Liquidity and Capital Resources

Prior to this offering, we generated cash primarily from the net proceeds of our initial public offering and cash flows from operations, including interest earned on subordinated notes and senior secured loans as well as from our temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. We plan to generate additional cash from borrowings under our senior secured multi-currency revolving credit facility. In April 2005, we entered into a senior credit facility having the term of five years and providing for borrowings of up to $800 million. The Credit Agreement will also provide for the ability of Apollo Investment to seek additional commitments from lenders thereunder in an aggregate amount of up to $400 million. Apollo Investment has not yet borrowed any amounts under the Credit Agreement. The interest rate generally applicable to borrowings under this senior credit facility will be LIBOR plus 100 basis points. This facility will be secured by a security interest in virtually all of our portfolio investments (including cash and hedge transaction value), subject to certain exceptions. The senior credit facility contains covenants and events of default customary for financings of this type. In the future, we may also securitize a portion of our investments in mezzanine or senior secured loans or other assets. Our primary use of funds are expected to be investments in portfolio companies, payment of fees and other operating expenses and cash distributions to holders of our common stock.

From April 8, 2004, when we commenced operations, through March 31, 2005, our net cash provided by financing activities was $848.7 million, including primarily the net proceeds of our initial public offering of common stock, and our net cash used by operating activities was $29.5 million. At March 31, 2005, we had cash and cash equivalents of approximately $43.4 million (as adjusted for unsettled trades at year-end), which we intend to use in our operations. From time to time we expect to raise capital in the form of new debt or equity capital, including by way of offerings of securities pursuant to our shelf registration.

Quantitative and Qualitative Disclosures About Market Risk

We consider our principal business risk to derive from credit risks attributable to our portfolio companies. We also incur market risk due to fluctuations in interest rates and foreign currency rates. Some loans in our portfolio have floating rates. However, we may face potential losses in future earnings, fair values or cash flows for any loans in our portfolio which have fixed rates. We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments. During the period from April 8, 2004 (commencement of operations) through March 31, 2005, we did not engage in interest rate hedging activities. See “Risk Factors—Changes in interest rates may affect our cost of capital and net investment income.”

We may also face potential losses in future earnings, fair values or cash flows for any investments in our portfolio which are in foreign currencies. For more information, see “Risk Factors—Our investments in foreign debt securities may involve significant risks in addition to the risks inherent in U.S. investments.” On December 3, 2004, we entered into a forward foreign currency contract to hedge our exposure to the currency risk associated with our investment in WDAC Intermediate Corp.

Contractual Obligations

We have entered into two contracts under which we have future commitments: the investment advisory and management agreement, pursuant to which Apollo Investment Management has agreed to serve as our investment adviser, and the administration agreement, pursuant to which Apollo Administration has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. Payments under the investment advisory and management agreement are equal to (1) a percentage of the value of our gross assets and (2) a two-part incentive fee. Payments under the administration agreement are equal to an amount based upon our allocable portion of Apollo Administration’s overhead in performing its obligations under the administration agreement, including rent, technology systems, insurance and our allocable portion of the costs of our chief compliance officer and chief financial officer and their respective staffs. Either party may terminate each of the investment advisory and management agreement and administration agreement without penalty upon not more than 60 days’ written notice to the other.

At March 31, 2005, we did not have any off-balance sheet liabilities or other contractual obligations that are reasonably likely to have a current or future material effect on our financial condition, other than the investment advisory and management agreement and the administration agreement.

CRITICAL ACCOUNTING POLICIES

Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP. The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, our critical accounting policies are further described in the notes to the financial statements.

Valuation of Portfolio Investments

As a business development company, we generally invest in illiquid securities including debt and equity securities of middle market companies. Under procedures established by our board of directors, we value investments, including certain subordinated debt, senior secured debt and other debt securities with maturities greater than 60 days, for which market quotations are readily available at such market quotations. We obtain these market values from an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, otherwise by a principal market maker or a primary market dealer). Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by or under the direction of our board of directors. Such determination of fair values may involve subjective judgments and estimates. Investments purchased within 60 days of maturity are valued at cost plus accreted discount, or minus amortized premium, which approximates value. With respect to unquoted securities, our board of directors, together with our independent valuation adviser, values each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, our board will use the pricing indicated by the external event to corroborate and/or assist us in our valuation. Because we expect that there will not be a readily available market for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith by or under the direction of our board of directors using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	Preliminary valuation conclusions are then documented and discussed with our senior management;

•	Independent valuation firms engaged by our board of directors conduct independent appraisals and review management’s preliminary valuations and their own independent assessment;

•	The audit committee of our board of directors reviews the preliminary valuation of our investment adviser and that of the independent valuation firms and responds and supplements the valuation recommendation of the independent valuation firm to reflect any comments; and

•	The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, the respective independent valuation firms and the audit committee.

For more information, see “Business—Investment selection—Valuation process.”

Revenue Recognition

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt securities with contractual PIK interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not collectible. We do not accrue as a receivable interest on loans and debt securities if we have reason to doubt our ability to collect such interest. Loan origination fees, original issue discount, and market discount are capitalized and then we amortize such amounts as interest income. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income. We record prepayment premiums on loans and debt securities as interest income when we receive such amounts.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Within the context of these critical accounting policies, we are not currently aware of any reasonably likely events or circumstances that would result in materially different amounts being reported.

PRICE RANGE OF COMMON STOCK

Our common stock is quoted on The Nasdaq National Market under the symbol “AINV”. The following table lists the high and low closing bid price for our common stock, the closing bid price as a percentage of net asset value, or NAV and quarterly dividends per share since shares of our common stock began being regularly quoted on The Nasdaq National Market. On June 15, 2005, the last reported closing price of our common stock was $17.99 per share.

		Closing Sales Price
	NAV(1)	High	Low	Premium of High Sales Price to NAV(2)	Discount Premium of Low Sales Price to NAV(2)	Declared Dividends
Year Ending March 31, 2005
First Quarter (period from April 8, 2004* to June 30, 2004)	$14.05	$15.25	$12.83	109%	91%	—
Second Quarter	$14.10	$14.57	$13.06	103%	93%	$0.045
Third Quarter	$14.32	$15.13	$13.43	106%	94%	$0.180
Fourth Quarter	$14.27	$17.62	$14.93	123%	105%	$0.260

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price divided by NAV.
*	Commencement of operations.

Our common stock continues to trade in excess of our net asset value. There can be no assurance, however, that our shares will continue to trade at a premium to our net asset value.

RATIO OF EARNINGS TO FIXED CHARGES

The following table sets forth the ratio of our earnings to fixed charges for the period ended March 31, 2005. For purposes of computing the ratio of earnings to fixed charges, earnings represent income from continuing operations before fixed charges and taxes. Fixed charges represent interest expense, amortization of capitalized interest and such portion of rental expense that represents an appropriate interest factor.

Year Ended March 31, 2004
Ratio of earnings to fixed charges	—	*

*	As of March 31, 2005, we had no fixed charges.

BUSINESS

Apollo Investment

Apollo Investment is a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We intend to invest primarily in middle-market companies in the form of mezzanine and senior secured loans, as well as by making direct equity investments in such companies. From time to time, we may also invest in public companies that are thinly traded.

Our portfolio is comprised primarily of investments in long-term subordinated loans, referred to as mezzanine loans, and senior secured loans of private middle-market companies, and may include equity interests such as common stock, warrants or options. Our targeted investment typically ranges between $10 million and $100 million, although this investment size may vary proportionately as the size of our capital base changes.

While our primary focus is to generate current income through investments in loans, we may invest a portion of the portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in high-yield bonds, distressed debt, foreign securities, private equity or securities of public companies that are not thinly traded. We expect that these public companies generally will have debt securities that are non-investment grade. We may also invest in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less.

About Apollo

Founded in 1990 by Leon Black, Michael Gross, John Hannan and three other co-founders, Apollo is a recognized leader in private equity investing, having invested more than $12 billion in over 150 companies since its founding. Apollo traditionally has focused on companies that it believes are undervalued yet have successful business models, strong cash flows and prospects for value creation. The Apollo investment professionals’ disciplined, value-oriented strategy has sought to identify opportunities in all investment environments, selecting from a range of approaches, such as traditional or corporate partner buyouts, distressed debt buyouts or more liquid, non-control distressed debt investments. The Apollo investment professionals have sought through this strategy to provide investors with attractive returns while minimizing the risk of capital loss throughout economic cycles.

Apollo’s active private investment funds focus on making either control-oriented equity investments or distressed debt investments of $100 million or more, either for control or non-control positions. In contrast, Apollo Investment seeks to capitalize on the significant investment opportunities emerging in the mezzanine segment of the lending market for middle-market companies, which it believes offers the potential for attractive risk-adjusted returns. Apollo Investment is currently the only Apollo-related investment vehicle focused primarily on investing in mezzanine and senior secured loans of middle-market companies, and currently the only publicly traded investment vehicle managed by an affiliate of Apollo.

About Apollo Investment Management

Apollo Investment Management, our investment adviser, is led by two managing partners, Michael S. Gross (our Chairman and CEO) and Arthur H. Penn (our Chief Operating Officer), who have a combined 37 years of experience, and is supported by Apollo’s team of approximately 37 investment professionals. In addition, Apollo Investment Management has hired nine additional investment professionals since its initial public offering in April 2004 and expects to hire additional investment professionals in the future. Apollo Investment Management draws upon Apollo’s 15-year history and benefits from the Apollo investment professionals’ significant capital markets, trading and research expertise developed through investments in 23 different industries and over 150 companies in the United States and Western Europe.

About Apollo Administration

In addition to furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services, Apollo Administration also oversees our financial records which we are required to maintain, as well as prepares reports to our stockholders and reports filed with the SEC. Apollo Administration oversees the determination and publication of our net asset value, oversees the preparation and filing of our tax returns, and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. Furthermore, Apollo Administration provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. Apollo Administration also benefits from its relationship with Apollo Investment.

Operating and Regulatory Structure

Our investment activities are managed by Apollo Investment Management and supervised by our board of directors, a majority of whom are independent of Apollo and its affiliates. Apollo Investment Management is an investment adviser that is registered under the Advisers Act. Under our investment advisory and management agreement, we pay Apollo Investment Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Management—Investment Advisory and Management Agreement.”

As a business development company, we are required to comply with certain regulatory requirements. For example, we cannot invest in any portfolio company in which Apollo or any of its affiliates currently has an investment (although we may co-invest on a concurrent basis with other affiliates of Apollo Investment, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures). Also, while we are permitted to finance investments using debt, our ability to use debt is limited in certain significant respects. See “Regulation.” We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. See “Material U.S. Federal Income Tax Considerations.”

Investments

Apollo Investment seeks to create a portfolio that includes mezzanine and senior secured loans by generally investing approximately $10 to $100 million of capital, on average, in the securities of middle-market companies. Our target portfolio over time will include both mezzanine and senior secured loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrowers’ capital structure. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to its higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula. We believe that mezzanine loans offer an attractive investment opportunity based upon their historic returns and resilience during economic downturns, as compared to investments in equity or senior secured loans which can be subject to more volatility under similar circumstances.

At March 31, 2005, our portfolio was invested 51% in subordinated loans and corporate notes, 3% in common stock or warrants, 42% in senior secured loans and 4% in cash equivalents. We expect that our portfolio will be predominantly invested in mezzanine loans and senior secured loans. In addition to mezzanine and senior secured loans, we invest a portion of our portfolio in opportunistic investments, which are not our primary focus, but are intended to enhance our returns to stockholders. These investments may include, but are not limited to, high-yield bonds, private equity investments, distressed debt investments and securities of public companies that are not thinly traded. We expect that these public companies generally will have debt securities that are non-investment grade. Within this portion, we also may invest in debt securities of middle-market companies located outside of the United States.

Additionally, we may acquire investments in the secondary market and, in analyzing such investments, we will employ the same analytical process as we use for our primary investments.

Our principal focus is to provide mezzanine and senior secured loans to middle-market companies in a variety of industries. We generally seek to target companies that generate positive cash flows. We generally seek to invest in companies from the broad variety of industries in which Apollo’s investment professionals have direct expertise. The following is a representative list of the industries in which Apollo has invested.

•     Auto sector

•     Building materials

•     Business services

•     Cable television

•     Chemicals

•     Communications

•     Consumer products

•     Distribution

•     Education

•     Energy/Utilities

•     Environmental services

•     Financial services

• Food • Healthcare • Homebuilding • Lodging/Leisure/Resorts • Manufacturing/Basic industry • Media • Packaging • Printing and publishing • Restaurants • Retail • Transportation

We may also invest in other industries if we are presented with attractive opportunities.

In an effort to increase our returns and the number of loans that we can make, we may in the future seek to securitize our loans. To securitize loans, we would create a wholly owned subsidiary and contribute a pool of loans to the subsidiary. We would sell interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment-grade loan pools. We may use the proceeds of such sales to pay down bank debt or to fund additional investment.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds.

We do not invest in any portfolio company in which Apollo or any affiliates has a pre-existing investment. We have in the past and expect in the future to co-invest on a concurrent basis with other affiliates of Apollo Investment, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures.

Investment Selection

We intend to utilize the same, value oriented philosophy used by the investment professionals of Apollo in Apollo’s private investment funds and will commit resources to managing downside exposure.

Prospective portfolio company characteristics

We have identified several criteria that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions; however, we caution you that not all of these criteria will be met by each prospective portfolio company in which we choose to invest. Generally, we seek to utilize our access to information generated by Apollo’s investment professionals to identify investment candidates and to structure investments quickly and effectively.

Value orientation/positive cash flow

Our investment philosophy places a premium on fundamental analysis from an investor’s perspective and has a distinct value orientation. We focus on companies in which we can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Typically, we do not expect to invest in start-up companies or companies having speculative business plans.

Experienced management

We generally require that our portfolio companies have an experienced management team. We also require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests.

Strong competitive position in industry

We seek to invest in target companies that have developed leading market positions within their respective markets and are well positioned to capitalize on growth opportunities. We seek companies that demonstrate significant competitive advantages versus their competitors, which should help to protect their market position and profitability.

Exit strategy

We seek to invest in companies that we believe will provide a steady stream of cash flow to repay our loans. We expect that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, our investments in portfolio companies to be a key means by which we exit from our investments over time. In addition, we also seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction.

Liquidation value of assets

The prospective liquidation value of the assets, if any, collateralizing loans in which we invest is an important factor in our credit analysis. We emphasize both tangible assets, such as accounts receivable, inventory, equipment and real estate, and intangible assets, such as intellectual property, customer lists, networks and databases.

Due diligence

Our investment adviser conducts diligence on prospective portfolio companies consistent with the approach adopted by the investment professionals of Apollo. We believe that Apollo’s investment professionals have a reputation for conducting extensive due diligence investigations in their investment activities. In conducting their due diligence, Apollo’s investment professionals use publicly available information as well as information from their extensive relationships with former and current management teams, consultants, competitors and investment bankers and the direct experience of the senior partners of Apollo.

Our due diligence will typically include:

•	review of historical and prospective financial information;

•	on-site visits;

•	interviews with management, employees, customers and vendors of the potential portfolio company;

•	review of senior loan documents;

•	background checks; and

•	research relating to the company’s management, industry, markets, products and services, and competitors.

Upon the completion of due diligence and a decision to proceed with an investment in a company, the professionals leading the investment present the investment opportunity to our investment adviser’s investment committee, which determines whether to pursue the potential investment. The members of the investment committee who have the most significant responsibility for the day-to-day management of our portfolio are Michael Gross and Arthur Penn. None of the other members of the investment committee has more significant responsibility than any other member with respect to Apollo Investment Company. Mr. Gross and Mr. Penn. Have served on Apollo Investment Management’s investment committee since Apollo Investment began operations. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent registered public accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.

Investment structure

Once we have determined that a prospective portfolio company is suitable for investment, we work with the management of that company and its other capital providers, including senior, junior and equity capital providers, to structure an investment.

We seek to structure our mezzanine investments primarily as unsecured, subordinated loans that provide for relatively high interest rates that provide us with significant current interest income. These loans typically have interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine loans. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt securities or defer payments of interest after our investment. Also, in some cases our mezzanine loans may be collateralized by a subordinated lien on some or all of the assets of the borrower. Typically, our mezzanine loans have maturities of five to ten years. We generally target a gross return of 12% to 20% for our mezzanine loan investments.

We also seek to invest in portfolio companies in the form of senior secured loans. We expect these senior secured loans to have terms of three to ten years and may provide for deferred interest payments over the term of the loan. We generally seek to obtain security interests in the assets of our portfolio companies that serve as collateral in support of the repayment of these loans. This collateral may take the form of first or second priority liens on the assets of a portfolio company. We expect that the interest rate on our senior secured loans generally will range between 2% and 10% over the London Interbank Offer Rate, or LIBOR.

In the case of our mezzanine and senior secured loan investments, we seek to tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we seek to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

•	generally incorporating call protection into the investment structure; and

•	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with our goal of preserving our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Our investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Any warrants we receive with our debt securities generally require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights. With respect to preferred equity and common equity investments, we target an investment return of at least 12% and 20%, respectively. However, we can offer no assurance that we can achieve such a return with respect to any investment or our portfolio as a whole.

We expect to hold most of our investments to maturity or repayment, but we may sell certain of our investments earlier if a liquidity event takes place, such as the sale or recapitalization or worsening of credit quality of a portfolio company.

Managerial assistance

As a business development company, we offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services. Apollo Administration provides such managerial assistance on our behalf to portfolio companies that request this assistance.

Ongoing relationships with portfolio companies

Monitoring

Apollo Investment Management monitors our portfolio companies on an ongoing basis. Apollo Investment Management monitors the financial trends of each portfolio company to determine if each is meeting its respective business plans and to assess the appropriate course of action for each company.

Apollo Investment Management has several methods of evaluating and monitoring the performance and fair value of our investments, which can include, but are not limited to, the following:

•	Assessment of success in adhering to portfolio company’s business plan and compliance with covenants;

•	Periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	Comparisons to other portfolio companies in the industry;

•	Attendance at and participation in board meetings; and

•	Review of monthly and quarterly financial statements and financial projections for portfolio companies.

In addition to various risk management and monitoring tools, Apollo Investment Management also uses an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio. We use an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Capital gain expected

2	Full return of principal and interest or dividend expected, with the portfolio company performing in accordance with our analysis of its business

3	Full return of principal and interest or dividend expected, but the portfolio company requires closer monitoring

4	Some loss of interest, dividend or capital appreciation expected, but still expecting an overall positive internal rate of return on the investment

5	Loss of interest or dividend and some loss of principal investment expected, which would result in an overall negative internal rate of return on the investment

Apollo Investment Management monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, Apollo Investment Management reviews these investment ratings on a quarterly basis, and our board of directors affirms such ratings.

Valuation Process

The following is a description of the steps we take each quarter to determine the value of our portfolio. Investments for which market quotations are readily available are recorded in our financial statements at such market quotations. With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	Preliminary valuation conclusions are then documented and discussed with our senior management;

•	Independent valuation firms engaged by our board of directors conduct independent appraisals and review management’s preliminary valuations and their own independent assessment;

•	The audit committee of our board of directors reviews the preliminary valuation of our investment adviser and that of the independent valuation firms and responds and supplements the valuation recommendation of the independent valuation firm to reflect any comments; and

•	The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, the respective independent valuation firms and audit committee.

When we make investments that involve deferrals of interest payable to us, any increase in the value of the investment due to the accrual or receipt of payment of interest is allocated to the increase in the cost basis of the investment, rather than to capital appreciation or gain.

Competition

Our primary competitors in providing financing to middle-market companies include public and private funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including investments in middle-market companies. As a result of these new entrants, competition for investment opportunities at middle-market companies has intensified. Many of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. We expect to use the industry information of Apollo’s investment professionals to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we believe that the relationships of the senior managers of Apollo Investment Management and of the senior partners of Apollo, enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors—Risks relating to our business and structure—We operate in a highly competitive market for investment opportunities.”

Staffing

We have hired a chief financial officer and chief compliance officer and, to the extent necessary, will hire additional personnel. These individuals are employees of Apollo Administration and perform their respective functions under the terms of the administration agreement. Certain of our executive officers described under “Management” are also managing partners of our investment adviser. Our day-to-day investment operations will be managed by our investment adviser. In addition, Apollo Investment Management has hired nine additional investment professionals since the initial public offering and expects to add additional professionals in the future. See “Management—Investment Advisory and Management Agreement.” In addition, we reimburse Apollo Administration for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. See “Management—Administration agreement.”

Properties

We do not own any real estate or other physical properties materially important to our operation. Our administrative and principal executive offices are located at 9 West 57th Street, New York, NY 10019. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

We and Apollo Investment Management are not currently subject to any material legal proceedings.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of seven members, five of whom are not “interested persons” of Apollo Investment as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who serve at the discretion of the board of directors.

BOARD OF DIRECTORS

Under our charter, our directors are divided into three classes. Each class of directors holds office for a three year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Michael S. Gross	43	President, Chief Executive Officer and Chairman of the Board of Directors	2004	2007
John J. Hannan	52	Director	2004	2006

Independent Directors
Martin E. Franklin	40	Director	2004	2005
Carl Spielvogel	76	Director	2004	2005
Elliot Stein, Jr.	56	Director	2004	2007
Gerald Tsai, Jr.	76	Director	2004	2006
Bradley J. Wechsler	53	Director	2004	2007

The address for each director is c/o Apollo Investment Corporation, 9 West 57th Street, New York, NY 10019.

Executive officers who are not directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Arthur H. Penn	41	Chief Operating Officer
Michael D. Weiner	52	Vice President and Secretary
Richard L. Peteka	43	Chief Financial Officer and Treasurer
Gordon E. Swartz	57	Chief Compliance Officer and Assistant Secretary

The address for each executive officer is c/o Apollo Investment Corporation, 9 West 57th Street, New York, NY 10019.

Biographical information

Directors

Our directors have been divided into two groups—interested directors and independent directors. Interested directors are interested persons as defined in the 1940 Act.

Independent directors

Martin E. Franklin (40) Director. Mr. Franklin became a director of Apollo Investment in March 2004. Mr. Franklin has served as Chairman and Chief Executive Officer of Jarden Corporation (f/k/a Alltrista Corporation), a broad based consumer products’ company, since 2001. Prior to joining Jarden Corporation, Mr. Franklin served as Chairman and a director of Bollé, Inc. from 1997 to 2000, Chairman of Lumen Technologies from 1996 to 1998, and as Chairman and CEO of its predecessor, Benson Eyecare Corporation from 1992 to 1996. Mr. Franklin also serves as Non-Executive Chairman to Find/SVP, Inc. Mr. Franklin serves as a director and trustee of a number of charitable institutions.

Carl Spielvogel (76) Director. Mr. Spielvogel became a director of Apollo Investment in March 2004. Mr. Spielvogel has been Chairman and Chief Executive Officer for Carl Spielvogel Associates, Inc., an international management and counseling company, from 1997 to 2000 and from 2001 to present. In 2000-2001, Mr. Spielvogel served as U.S. Ambassador to the Slovak Republic, based in Bratislava, Slovakia. From 1994 to 1997, Mr. Spielvogel was Chairman and Chief Executive Officer of United AutoGroup, Inc., an auto dealership group. Prior to that time Mr. Spielvogel served as Chairman and Chief Executive Officer of Backer Spielvogel Bates Worldwide, a global marketing communications company from 1985 to 1994. Mr. Spielvogel currently serves as a director of the Interactive Data Corporation, Inc. Mr. Spielvogel is a trustee to the Metropolitan Museum of Art, a member of the board of trustees and Chairman of the business council for the Asia Society, a member of the board of trustees for the Lincoln Center for the Performing Arts, a member of the Council on Foreign Relations and member of the board of trustees for the Institute of the Study of Europe, at Columbia University.

Elliot Stein, Jr. (56) Director. Mr. Stein became a director of Apollo Investment in March 2004. Mr. Stein has served as chairman of Caribbean International News Corporation since 1985. He is also a managing director of Commonwealth Capital Partners as well as various private companies including VTG Holdings Inc., Cloud Solutions LLC, Bargain Shop Holdings, Inc. and Media Brands, Inc. Mr. Stein is a trustee of Claremont Graduate University and the New School University and is a member of the Board of Councillors of the Annenberg School of Communications at the University of Southern California. He is a member of the Council on Foreign Relations.

Gerald Tsai, Jr. (76) Director. Mr. Tsai, a private investor, became a director of Apollo Investment in March 2004. Mr. Tsai currently serves on several boards of directors including Sequa Corporation, Zenith National Insurance Corp., Triarc Companies, Inc. and United Rentals, Inc. Previously, Mr. Tsai was chairman of the board, president and chief executive officer of Delta Life Corporation, an annuity company, from 1993 to 1997. He also joined Primerica Corporation in 1982 and served in various positions until 1988, the latest as chairman of the board and chief executive officer. Mr. Tsai currently serves as a trustee of NYU Hospitals Center, New York University School of Medicine Foundation.

Bradley J. Wechsler (53) Director. Mr. Wechsler became a director of Apollo Investment in April 2004. Mr. Wechsler has been the Co-Chairman and co-Chief Executive Officer of IMAX Corporation since May, 1996. Previously Mr. Wechsler has had several executive positions in the entertainment industry and was a partner in the entertainment and media practice for a New York-based investment bank. Mr. Wechsler is a Vice-Chairman of the board of the NYU Hospital and Medical Center and chairs its Finance Committee. In addition, he sits on the boards of The American Museum of the Moving Image, the Ethical Culture Fieldston Schools and Math for America.

Interested directors

Michael S. Gross (43) President, Chief Executive Officer and Chairman of the Board of Directors. Mr. Gross became an executive officer and director of Apollo Investment in February 2004. Mr. Gross, a senior partner of Apollo with primary responsibility for its debt-oriented activities, co-founded Apollo in 1990. Mr. Gross is a managing partner of Apollo Investment Management and also has management responsibilities for other Apollo investment funds. Mr. Gross currently serves on several boards of directors including Allied Waste Industries, Inc., Saks, Inc., United Rentals, Inc. and Educate, Inc. He is a founding member, and serves on the executive committee, of the Youth Renewal Fund, is the chairman of the board of Mt. Sinai Children’s Center Foundation, serves on the Board of Trustees of the Trinity School and on the corporate advisory board of the University of Michigan Business School.

John J. Hannan (52) Director. Mr. Hannan became a director of Apollo Investment Corporation in March 2004. Mr. Hannan, a senior partner of Apollo, co-founded Apollo Management, L.P. in 1990 and Apollo Real Estate Advisors, L.P. in 1993. Mr. Hannan serves on several boards of directors, including the board of Vail Resorts, Inc.

Executive officers who are not directors

Arthur H. Penn (41) Chief Operating Officer. Mr. Penn joined Apollo in April 2003 as a partner with a focus on Apollo’s debt-oriented activities. Mr. Penn is a managing partner of Apollo Investment Management and the Apollo Distressed Investment Fund, L.P. Mr. Penn served as Global Head of Leveraged Finance at UBS Warburg LLC (now UBS Securities LLC) from 1999 through 2001. Previously, Mr. Penn was Global Head of Fixed Income Capital Markets for BT Securities and BT Alex Brown Incorporated from 1994 to 1999. From 1992 to 1994, Mr. Penn served as Head of High Yield Capital Markets at Lehman Brothers.

Michael D. Weiner (52) Vice President and Secretary. Mr. Weiner joined Apollo and Apollo Real Estate Advisors (an investment manager affiliated with Apollo’s real estate investment funds) in, and has served as general counsel of the Apollo organization since, 1992. Prior to joining Apollo, Mr. Weiner was a partner in the law firm of Morgan, Lewis & Bockius. Mr. Weiner serves on several boards of directors, including SkyTerra Communications, Inc. and Quality Distribution, Inc.

Richard L. Peteka (43) Chief Financial Officer and Treasurer. Mr. Peteka joined Apollo Investment Corporation on June 1, 2004 as its Chief Financial Officer and Treasurer. Prior to joining the firm, he was Chief Financial Officer and Treasurer of various closed-end and open-end registered investment companies for Citigroup Asset Management. He joined Citigroup Asset Management as a Director in July 1999.

Gordon E. Swartz (57) Chief Compliance Officer and Assistant Secretary. Mr. Swartz became the Chief Compliance Officer of Apollo Investment in October of 2004 and Assistant Secretary of Apollo Investment in February of 2005. Prior to joining Apollo, Mr. Swartz was an Associate General Counsel of Citigroup Asset Management.

COMMITTEES OF THE BOARD OF DIRECTORS

Audit committee

The members of the audit committee are Messrs. Franklin (Chairman), Spielvogel, Stein and Tsai, each of whom is independent for purposes of the 1940 Act and The Nasdaq National Market corporate governance regulations. Mr. Franklin serves as chairman of the audit committee. The audit committee is responsible for approving our independent registered public accountants, reviewing with our independent registered public accountants the plans and results of the audit engagement, approving professional services provided by our independent registered public accountants, reviewing the independence of our independent registered public accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and audit committee utilize the services of two independent valuation firms to help them determine the fair value of these securities. During the period from April 8, 2004 (commencement of operations) through March 31, 2005, the audit committee met four times.

Nominating and corporate governance committee

The members of the nominating and corporate governance committee are Messrs. Franklin, Spielvogel, Stein and Tsai, each of whom is independent for purposes of the 1940 Act and The Nasdaq National Market corporate governance regulations. Mr. Stein serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee of the Board of Directors, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The nominating and corporate governance committee currently does not consider nominees recommended by our stockholders. During the period from April 8, 2004 (commencement of operations) through March 31, 2005, the nominating and corporate governance committee met four times.

Compensation committee

We do not have a compensation committee. Decisions regarding executive compensation are made by our entire board of directors.

COMPENSATION OF DIRECTORS AND OFFICERS

The following table shows information regarding the compensation expected to be received by the independent directors for the calendar year ending March 31, 2005. No compensation is paid to directors who are “interested persons.”

Name	Aggregate compensation from Apollo Investment	Pension or retirement benefits accrued as part of our expenses(1)	Total compensation from Apollo Investment paid to director/officer
Independent directors
Martin E. Franklin	$66,000	None	$66,000
Carl Spielvogel	60,000	None	60,000
Elliot Stein, Jr.	65,000	None	65,000
Gerald Tsai, Jr.	57,000	None	57,000
Bradley J. Wechsler	36,250	None	36,250

Interested directors
Michael S. Gross(2)	None	None	None
John J. Hannan	None	None	None

Officers
Arthur H. Penn(2)	None	None	None
Michael D. Weiner	None	None	None
Richard L. Peteka(3)	None	None	None
Gordon E. Swartz(3)	None	None	None

(1)	We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.
(2)	The compensation of Mr. Gross and Mr. Penn is based upon their ownership interests in Apollo, and is generally related to Apollo’s profitability.
(3)	Richard L. Peteka and Gordon E. Swartz are employees of Apollo Administration.

The independent directors receive an annual fee of $75,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the Chairman of the Audit Committee receives an annual fee of $7,500 and each chairman of any other committee receives an annual fee of $2,500 for their additional services in these capacities. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors have the option to receive their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Management services

Apollo Investment Management serves as our investment adviser and is controlled by Apollo. Apollo Investment Management is an investment adviser that is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, the investment adviser manages the day-to-day operations of, and provide investment advisory and management services to, Apollo Investment. Under the terms of an investment advisory and management agreement, Apollo Investment Management:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	closes and monitors the investments we make.

Apollo Investment Management’s services under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

In addition to managing our investments, investment professionals of Apollo Investment Management also manage or have managed the following other Apollo investment entities, none of which is currently soliciting new investors:

Fund Name(1)	Investment Focus	Established	Committed Capital(2)	Status
			(in billions)
Managed Institutional Investment Accounts(3)	Private Equity/ Distressed Debt	1990-2	$2.8	Fully invested and realized
Apollo Investment Fund	Private Equity	1990	0.4	Fully invested, substantially realized
AIF II	Private Equity	1992	0.5	Fully invested and realized
Apollo Investment Fund III	Private Equity	1995	1.5	Fully invested, partially realized
Apollo Investment Fund IV	Private Equity	1998	3.6	Fully invested, partially realized
Apollo Investment Fund V	Private Equity	2001	3.7	Actively investing

(1)	The investment professionals of Apollo also manage a private investment fund that invests in distressed debt.
(2)	Represents capital commitments at inception for each fund.
(3)	Represents institutional managed account principally invested in a distressed high-yield portfolio.

Management fee

Pursuant to the investment advisory and management agreement, we pay Apollo Investment Management a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee. For the year ended March 31, 2005, we paid base management fees in the aggregate total amount of $17,315,026 to Apollo Investment Management for such investment advisory and management services. For the year ended March 31, 2005, we paid no incentive fees.

The base management fee is calculated at an annual rate of 2.00% of our gross assets. For services that were rendered under the investment advisory and management agreement during the period commencing on the closing of our initial public offering through and including our first six months of operations, the base management fee was payable monthly in arrears. Thereafter, the base management fee has been payable quarterly in arrears. For the first quarter of our operations, the base management fee was calculated based on the initial value of our gross assets. The base management fee is now calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter are appropriately pro rated.

The incentive fee has two parts, as follows: one part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income does not include any realized capital gains computed net of all realized capital losses and unrealized capital depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% per quarter (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. We pay Apollo Investment Management an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the “catch-up.” The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.1875% in any calendar quarter; and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income

allocated to income-related portion of incentive fee

These calculations are appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement, as of the termination date), commenced on December 31, 2004, and will equal 20.0% of our realized capital gains for each calendar year computed net of all realized capital losses and unrealized capital depreciation and incorporating unrealized depreciation on a gross investment-by-investment basis at the end of such year. Capital gains with respect to any investment will equal the difference between the proceeds from the sale of such investment and the accreted or amortized cost basis of such investment.

The incentive fee determined as of December 31, 2004 was calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period ending December 31, 2004 and was determined to be zero.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 0.55%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.00%

Incentive fee = 100% × pre-incentive fee net investment income, subject to the “catch-up”(4)

  = 100% × (2.00% – 1.75%)

  = 0.25%

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.00%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.30%

Incentive fee = 20% × pre-incentive fee net investment income, subject to “catch-up”(4)

Incentive fee = 100% × “catch-up” + (20% × (pre-incentive fee net investment income – 2.1875%))

Catch-up = 2.1875% – 1.75%

  = 0.4375%

Incentive fee = (100% × 0.4375%) + (20% × (2.3% – 2.1875%))

  = 0.4375% + (20% × 0.1125%)

  = 0.4375% + 0.0225%

  = 0.46%

(1)	Represents 7.0% annualized hurdle rate.
(2)	Represents 2.0% annualized management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.1875% in any calendar quarter.
(*)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A is sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

•	Year 1: None

•	Year 2: Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)

•	Year 3: None

$5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

•	Year 4: Capital gains incentive fee of $200,000

$6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains fee taken in Year 2)

Alternative 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

•	Year 1: None

•	Year 2: $5 million capital gains incentive fee

20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

•	Year 3: $1.4 million capital gains incentive fee(1)

$6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains fee received in Year 2

•	Year 4: None

•	Year 5: None

$5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3”

(1)	As illustrated in Year 3 of Alternative 1 above, if Apollo Investment were to be wound up on a date other than December 31st of any year, Apollo Investment may have paid aggregate capital gain incentive fees that are more than the amount of such fees that would be payable if Apollo Investment had been wound up on December 31st of such year.

Payment of our expenses

All investment professionals of the investment adviser and their respective staffs when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by Apollo Investment Management. We bear all other costs and expenses of our operations and transactions, including those relating to: organization and offering; calculation of our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by Apollo Investment Management payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory and management fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents of the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us or Apollo Administration in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs.

Duration and termination

Our board of directors approved the investment advisory and management agreement on March 8, 2004. Unless terminated earlier as described below, it will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory and management agreement will automatically terminate in the event of its assignment. Either party may terminate the investment advisory and management agreement without penalty upon not more than 60 days’ written notice to the other party. See “Risk Factors—Risks relating to our business and structure—We are dependent upon Apollo Investment Management’s key personnel for our future success and upon their access to Apollo’s investment professionals and partners.”

Indemnification

The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its duties and obligations, Apollo Investment Management and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Apollo Investment for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Apollo Investment Management’s services under the investment advisory and management agreement or otherwise as an investment adviser of Apollo Investment.

Organization of the investment adviser

Apollo Investment Management is a Delaware limited partnership that is registered as an investment adviser under the Advisers Act. The principal executive offices of Apollo Investment Management are 9 West 57th Street, New York, NY 10019.

Board approval of the Investment Advisory and Management Agreement

Our board of directors determined at a meeting held on March 8, 2004, to approve the investment advisory and management agreement. In its consideration of the investment advisory and management agreement, the board of directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by the investment adviser; (b) comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives; (c) our projected operating expenses and expense ratio compared to business development companies with similar investment objectives; (d) any existing and potential sources of indirect income to the investment adviser or Apollo Administration from their relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the investment advisory and management agreement; (f) the organizational capability and financial condition of the investment adviser and its affiliates; (g) the investment adviser’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to the investment adviser; and (h) the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and the discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment advisory and management fee rates were reasonable in relation to the services to be provided.

ADMINISTRATION AGREEMENT

Pursuant to a separate administration agreement, Apollo Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, Apollo Administration also performs, or oversee the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Apollo Administration assists us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement are equal to an amount based upon our allocable portion of Apollo Administration’s overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs. Under the administration agreement, Apollo Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. Either party may terminate the administration agreement without penalty upon 60 days’ written notice to the other party.

For the period from April 8, 2004 (commencement of operations) through March 31, 2005, we reimbursed Apollo Administration a total amount of $673,600 of the $987,500 of expenses accrued under the administration agreement.

Indemnification

The administration agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its duties and obligations, Apollo Administration and its officers, manager, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Apollo Investment for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Apollo Administration’s services under the administration agreement or otherwise as administrator for Apollo Investment.

LICENSE AGREEMENT

We have entered into a license agreement with Apollo pursuant to which Apollo has agreed to grant us a non-exclusive, royalty-free license to use the name “Apollo.” Under this agreement, we will have a right to use the Apollo name, for so long as Apollo Investment Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Apollo” name. This license agreement will remain in effect for so long as the investment advisory and management agreement with our investment adviser is in effect.

CERTAIN RELATIONSHIPS

We have entered into the investment advisory and management agreement with Apollo Investment Management. Our senior management and our chairman of the board of directors have ownership and financial interests in Apollo Investment Management. Our senior management also serve as principals of other investment managers affiliated with Apollo Investment Management that may in the future manage investment funds with investment objectives similar to ours. In addition, our executive officers and directors and the partners of our investment adviser, Apollo Investment Management, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Apollo Investment Management. However, our investment adviser and other members of Apollo intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client. See “Risk Factors—Risks relating to our business and structure—There are significant potential conflicts of interest which could impact our investment returns.”

We have entered into a license agreement with Apollo, pursuant to which Apollo has agreed to grant us a non-exclusive, royalty-free license to use the name “Apollo.” In addition, pursuant to the terms of the administration agreement, Apollo Administration provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Apollo Investment Management, our investment adviser, is the sole member of and controls Apollo Administration.

Apollo Investment Fund IV, LP (together with Apollo Overseas Partners IV, LP, an entity formed to co-invest with Apollo Investment Fund IV, LP), a private fund managed by an investment manager affiliated with Apollo Investment Management, owns approximately 14% of the outstanding common stock (on a fully diluted basis) of United Rentals, Inc. Michael S. Gross, our president, chief executive officer, chairman of the board and a managing partner of Apollo Investment Management, and Gerald Tsai Jr., one of our independent directors, are members of the board of directors of United Rentals, Inc.

We do not invest in any portfolio company in which Apollo or any affiliates has a pre-existing investment. We have in the past and expect in the future to co-invest on a concurrent basis with other affiliates of Apollo Investment, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of March 31, 2005, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.

The following table sets forth, as of March 31, 2005, each stockholder who owned more than 5% of our outstanding shares of common stock, each director, the chief executive officer, our executive officers and our directors and executive officers as a group. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power.

Our directors have been divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

The following table sets forth, as of March 31, 2005, certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power.

Name and address	Type of ownership(1)	Shares owned	Percentage of common stock outstanding
AIC Co-Investors LLC(2)	Beneficial	1,030,877	1.65%
Wellington Management Company, LLP(3)	Beneficial	4,093,000	6.54%
Boston Partners Asset Management, LLC(4)	Beneficial	3,231,150	5.17%
All officers and directors as a group (11 persons)(5)	Beneficial		* %

*	Represents less than 1%.
(1)	All of our common stock is owned of record by Cede & Co., as nominee of the Depository Trust Company.
(2)	AIC Co-Investors LLC is a special purpose entity related to Apollo Investment Management. The address for AIC Co-Investors LLC is c/o Apollo Investment Corporation, 9 West 57th Street, New York, NY 10019.
(3)	Wellington Management Company, LLP retains (a) shared power to vote or to direct the vote as to 3,678,100 shares and (b) shared power to dispose or to direct the disposition of 4,093,000 shares. The address for Wellington Management Company, LLP is 75 State Street, Boston, MA 02109.
(4)	The address for Boston Partners Asset Management, LLC is 28 State Street, 21st Floor, Boston, MA 02109.
(5)	The address for all officers and directors is c/o Apollo Investment Corporation, 9 West 57th Street, New York, NY 10019.

The following table sets forth the dollar range of our equity securities beneficially owned through interests in Apollo Investment Management by each of our directors as of March 31, 2005. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in Apollo Investment(1)
Independent Directors
Martin E. Franklin	$100,001 – $500,000
Carl Spielvogel	$50,001 – $100,000
Elliot Stein, Jr.	$50,001 – $100,000
Gerald Tsai, Jr.	$100,001 – $500,000
Bradley J. Wechsler	None

Interested Directors and Executive Officers
Michael S. Gross	Over $1,000,000(2)
John J. Hannan	$500,001 – $1,000,000
Arthur H. Penn	$500,001 – $1,000,000

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.
(2)	Reflects pecuniary interests in AIC Co-Investors LLC. Mssrs. Gross, Hannan and Penn disclaim beneficial ownership of shares held by AIC Co-Investors LLC.

PORTFOLIO COMPANIES

The following is a listing of each portfolio company or its affiliate, together referred to as portfolio companies, in which we had an investment at March 31, 2005. Percentages shown for class of investment securities held by us represent percentage of the class owned and do not necessarily represent voting ownership. Percentages shown for equity securities, other than warrants or options, represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own assuming we exercise our warrants or options before dilution.

The portfolio companies are presented in three categories: “companies more than 25% owned” which represent portfolio companies where we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are presumed to be controlled by us under the 1940 Act; “companies owned 5% to 25%” which represent portfolio companies where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company or where we hold one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and “companies less than 5% owned” which represent portfolio companies where we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company and where we have no other affiliations with such portfolio company. We make available significant managerial assistance to our portfolio companies. We generally request and may receive rights to observe the meetings of our portfolio companies’ board of directors.

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held *
Companies More Than 25% Owned
None

Companies 5% to 25% Owned
None

Companies Less Than 5% Owned
ALM Media Holdings, Inc. 345 Park Avenue New York, NY 10010	Publishing	Bank Debt/Senior Secured Debt, Subordinated Debt/Corporate Notes	— —

AMH Holdings II, Inc. 3773 State Road Cuyahoga Falls, OH 44233	Building Products	Subordinated Debt/Corporate Notes	—

Amerco Corp. 1325 Airmotive Way Suite 100 Reno, NV 89502-3239	Transportation	Bank Debt/Senior Secured Debt	—

American Safety Razor 240 Cedar Knolls Road Cedar Knolls, NJ 07927	Consumer Products	Bank Debt/Senior Subordinated Debt	—

Anthony International 12812 Arroyo Street San Fernando, CA 91342	Manufacturing	Subordinated Debt/Corporate Notes, Bank Debt/Senior Secured Debt	— —

Charter Communications Inc. 12405 Powerscourt Drive, Suite 100 St. Louis, MO 63131	Cable Television	Bank Debt/Senior Secured Debt	—

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held *

C.H.I. Overhead Doors, Inc. 1485 Sunset Drive Arthur, IL 61911	Building Products	Bank Debt/Senior Secured Debt	—

Cygnus Business Media, Inc. 830 Post Road East, Suite 205 Westport, CT 06880	Media	Bank Debt/Senior Secured Debt	—

Directed Electronics 1 Viper Way Vista, CA 92081	Electronics	Bank Debt/Senior Secured Debt	—

EuroFresh Inc. 26050 S. Eurofresh Ave Willcox, AZ 85643	Agriculture	Bank Debt/Senior Secured Debt	—

Goodyear Tire & Rubber Co. 1144 East Market Street Akron, OH 44316-0001	Tires	Bank Debt/Senior Subordinated Debt	—

Grand Vehicle Works Holding Corp. 600 Central Avenue, Suite 214 Highland Park, IL 60035	Manufacturing	Bank Debt/Senior Secured Debt	—

Invista Corporation INVISTA Building 4123 East 37th Street North Wichita, KS 67220	Chemicals	Subordinated Debt/Corporate Notes	—

Language Line Holdings, Inc. 1 Lower Ragsdale Drive, Bldg. 2 Monterey, CA 93940	Business Services	Subordinated Debt/Corporate Notes	—

Language Line Inc. 1 Lower Ragsdale Drive, Bldg. 2 Monterey, CA 93940	Business Services	Subordinated Debt/Corporate Notes, Bank Debt/Senior Secured Debt	— —

Latham Acquisition Corp. 787 Watervliet-Shaker Road Latham, NY 12110	Leisure Equipment	Common Stock	4.9%

Latham Manufacturing Corp. 787 Watervliet-Shaker Road Latham, NY 12110	Leisure Equipment	Subordinated Debt/Corporate Notes	—

Lexicon Marketing (USA), Inc. 640 South San Vicente Blvd Los Angeles, CA 90048	Direct Marketing	Subordinated Debt/Corporate Notes	—

LM Acquisition Ltd. 640 South San Vicente Blvd Los Angeles, CA 90048	Direct Marketing	Class B Non-Voting Ordinary Shares	10.4	%**

MGM/LOC Acquisition Corp. 10250 Constellation Boulevard Los Angeles, CA 90067	Leisure	Bank Debt/Senior Subordinated Debt	—

Mueller Group Inc. 500 West Eldorado Street Decatur, IL 62522	Industrial	Bank Debt/Senior Secured Debt	—

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held *

National Waterworks Holdings, Inc. 200 West Highway 6 Suite 620 Waco, TX 76712	Distribution	Subordinated Debt/Corporate Notes	—

NES Rentals Holdings Inc. 8770 West Bryn Mawr, 4th Floor Chicago, IL 60631	Equipment Rental	Bank Debt/Senior Secured Debt	—

N.E.W. Holdings I, LLC 22660 Executive Drive Suite 122 Sterling, VA 20166	Consumer Services	Subordinated Debt/Corporate Notes	—

N.E.W. Customer Service Companies Inc. 22660 Executive Drive Suite 122 Sterling, VA 20166	Consumer Services	Subordinated Debt/Corporate Notes, Warrants to purchase Common Stock	— 1.8%

Phillips Health, LLC 7811 Montrose Road Potomac, MD 20854	Vitamins, Supplements	Bank Debt/Senior Secured Debt	—

Playpower Holdings Inc. 13523 Barrett Parkway Drive Suite 104 Ballwin, MO 63021	Leisure Equipment	Subordinated Debt/Corporate Notes	—

Prestige Brands Inc. 90 North Broadway Irvington, New York 10533	Consumer Products	Bank Debt/Senior Secured Debt	—

Pro Mach Merger Sub Inc. 1000 Abernathy Road Suite 1110 Atlanta, GA 30328-5606	Machinery	Subordinated Debt/ Corporate Notes, Common Stock	— 2.3%

Ranpak Corp. 7990 Auburn Road Concord Township, OH 44077-9702	Packaging	Bank Debt/Senior Subordinated Debt	—

Sealy Mattress Co. One Office Parkway at Sealy Drive Trinity, NC 27370	Consumer Products	Bank Debt/Senior Secured Debt	—

Source Media Inc. (Thomson Media Inc.) One State Street Plaza New York, NY 10004	Publishing	Bank Debt/Senior Secured Debt	—

Source Media Holdings Inc. (Thomson Media Holdings Inc.) One State Street Plaza New York, NY 10004	Publishing	Subordinated Debt/Corporate Notes	—

Spectrum Brands, Inc. 6 Concourse Parkway Suite 3300 Atlanta, GA 30328	Electronics	Bank Debt/Senior Subordinated Debt	—

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Apollo Investment	Percentage of Class Held *

Supresta Holdings, Inc. (Ripplewood Phosphorous) 9130 West Van Buren Street, 14th Floor Chicago, IL 60607	Chemicals	Bank Debt/Senior Secured Debt	—

T/Y Merger Corp. 9130 West Sunset Blvd. Los Angeles, CA 91604	Logistics	Subordinated Debt/Corporate Notes Common Stock	— —

Trout Coal Holdings, Inc. 106 Lockheed Drive Beaver, WV 25813	Mining	Bank Debt/Senior Subordinated Debt	—

Tumi Holdings, Inc. 1001 Durham Avenue South Plainfield, NY 07080	Consumer Products	Subordinated Debt/Corporate Notes, Bank Debt/Senior Subordinated Debt	— —

United Industries Corporation 2150 Schuetz Road St. Louis, MO 63146	Consumer Products	Bank Debt/Senior Secured Debt	—

United Site Services, Inc. 200 Friberg Parkway, Suite 4000 Two Westborough Business Park Westborough, MA 01581	Environmental Services	Bank Debt/Senior Secured Debt	—

WDAC Intermediate Corp. Gouden Gids Hoekenrode 1 1102 BR Amsterdam Netherlands	Advertising	Subordinated Debt/Corporate Notes	—

Wyle Laboratories 128 Maryland Street El Segundo, CA 90245-4100	Aerospace	Bank Debt/Senior Subordinated Debt	—

*	Calculated on a fully diluted basis
**	Non-voting shares

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, we value investments for which market quotations are readily available at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued at fair value as determined in good faith by our board of directors. As a general rule, we do not value our loans or debt securities above cost, but loans and debt securities are subject to fair value write-downs when the asset is considered impaired. With respect to private equity securities, each investment is valued using comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public. The value is then discounted to reflect the illiquid nature of the investment, as well as our minority, non-control position. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our private equity valuation. Because we believe that there is not a readily available market value for a significant portion of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	Preliminary valuation conclusions are then documented and discussed with our senior management;

•	Independent valuation firms engaged by our board of directors conduct independent appraisals and review management’s preliminary valuations and their own independent assessment;

•	The audit committee of our board of directors reviews the preliminary valuation of our investment adviser and that of the independent valuation firms and responds and supplements the valuation recommendation of the independent valuation firm to reflect any comments; and

•	The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, the respective independent valuation firms and the audit committee.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividend distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not ‘opted out’ of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying American Stock Transfer and Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq National Market on the valuation date for such dividend. Market price per share on that date will be the closing price for such shares on The Nasdaq National Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a 10¢ per share brokerage commissions from the proceeds.

Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at P.O. Box 922, Wall Street Station, NY, NY 10269-0560 or by calling the plan administrator’s Interactive Voice Response System at 1-888-777-0324.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence, including requests for additional information, concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company, 59 Maiden Lane, New York, NY 10007 or by telephone at (718) 921-8200.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in shares of our preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities. The tax consequences of such an investment will be discussed in a relevant prospectus supplement.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia; or

•	a trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a business development company, we have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to obtain RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our

“investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;

then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated. See “Election to be taxed as a RIC” above.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum tax rate of 15% for taxable years beginning before 2009. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual and other non-corporate U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses against ordinary income for a year, but may carryback such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the 15% maximum rate applicable to qualifying dividends.

We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders, subject to the discussion below, will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders, and we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. However, pursuant to recently enacted legislation, for taxable years beginning after December 31, 2004 and before January 1, 2008, certain “interest-related dividends” and “short-term capital gain dividends” paid by us to Non-U.S. stockholders would be eligible for an exemption from the 30% federal withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by us that would not be subject to such tax if earned by Non-U.S. stockholders directly. Short-term capital gain dividends generally are dividends derived from the excess of our net short-term capital gains over net long-term capital losses. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in the shares may not be appropriate for certain Non-U.S. stockholders.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as ordinary dividend income eligible for the 15% maximum rate for taxable years beginning before 2009 to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

At June 15, 2005, our authorized capital stock consists of 400,000,000 shares of stock, par value $0.001 per share, all of which is initially designated as common stock. Our common stock is quoted on The Nasdaq National Market under the ticker symbol “AINV”. There are no outstanding options or warrants to purchase our stock, and no stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations. On June 15, 2005, the last reported closing market price of our common stock was $17.99 per share. As of June 15, 2005, we had 17 shareholders of record.

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

The following table sets forth information of our capital stock as of June 15, 2005:

Title of Class of Securities	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding Exclusive of Amount held by Registrant or for its Account
Common stock, par value $0.001 per share	400,000,000	None	62,554,976 shares

Common stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of Apollo Investment, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after such issuance and after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition,

Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified board of directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2005, 2006 and 2007, respectively. Beginning in 2005, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board of directors may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of directors

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of directors; vacancies; removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Our charter provides that, at such time as we have three independent directors and our common stock is registered under the Securities Exchange Act of 1934 (the “Exchange Act”), we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting, unless the charter provides for stockholder action by less than unanimous written consent (which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice provisions for stockholder nominations and stockholder proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of special meetings of stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of extraordinary corporate action; amendment of charter and bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No appraisal rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control share acquisitions

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests based on our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution) and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.

For any series of preferred stock that we may issue, our board of directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•	the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are cumulative or non-cumulative and participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	the number of shares of common stock issuable upon exercise of such warrants;

•	the price at which and the currency or currencies, including composite currencies, in which the shares of common stock purchasable upon exercise of such warrants may be purchased;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the number of such warrants issued with each share of common stock;

•	if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of Apollo Investment and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture”. An indenture is a contract between us and JPMorgan Chase Bank, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs”. Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the form of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture limits the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities”. The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

We also will have the option of issuing debt securities in non-registered form as bearer securities if we issue the securities outside the United States to non-U.S. persons. In that case, the prospectus supplement will set forth the mechanics for holding the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities for registered securities of the same series, and for receiving notices. The prospectus supplement will also describe the requirements with respect to our maintenance of offices or agencies outside the United States and the applicable U.S. federal tax law requirements.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name”. Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders. Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not- do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

•	If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,

•	whether it imposes fees or charges,

•	how it would handle a request for the holders’ consent, if ever required,

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

•	If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•	An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

•	An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.

•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

•	An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

•	The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

•	An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

•	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

•	Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security Will Be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of holders and street name investors under “Holders of Registered Debt Securities” above.

The special situations for termination of a global security are as follows:

•	if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we do not appoint another institution to act as depositary within 60 days,

•	if we notify the trustee that we wish to terminate that global security, or

•	if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived; we discuss defaults later under “Events of Default”.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date”. Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest”.

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “What Is a Global Security?”.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date.

•	We do not pay interest on a debt security of the series within 30 days of its due date.

•	We do not deposit any sinking fund payment in respect of debt securities of the series on its due date.

•	We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur.

•	Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). (Section 315 of the Trust Indenture Act of 1939) If

reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default has occurred and remains uncured.

•	The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

•	The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than

•	the payment of principal, any premium or interest or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

•	The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “What Is an Event of Default?” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.

•

Under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (i) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture (see “Indenture Provisions—Limitation on Liens” below) without equally and ratably securing the indenture securities or (ii) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.

•	We must deliver certain certificates and documents to the trustee.

•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

•	If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval”.

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

•	For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance”.

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how- approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current United States federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called

“covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “Indenture Provisions—Subordination” below. In order to achieve covenant defeasance, we must do the following:

•	If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•	We must deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act of 1940, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in United States federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•	We must deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an Internal Revenue Service ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

•	We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act of 1940, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions—Subordination”.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form,

•	without interest coupons, and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Limitation on Liens

If we issue indenture securities that are denominated as senior debt securities, we covenant in the indenture that neither we nor any of our subsidiaries, if any, will pledge or subject to any lien any of our or their property or assets unless those senior debt securities issued under the indenture are secured by this pledge or lien equally and ratably with other indebtedness thereby secured. There are excluded from this covenant liens created to secure obligations for the purchase price of physical property, liens of a subsidiary securing indebtedness owed to us, liens existing on property acquired upon exercise of rights arising out of defaults on receivables acquired in the ordinary course of business, sales of receivables accounted for as secured indebtedness in accordance with generally accepted accounting principles, certain liens not related to the borrowing of money and other liens not securing borrowed money aggregating less than $500,000.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness, but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

The Trustee under the Indenture

JPMorgan Chase Bank will serve as the trustee under the indenture. JPMorgan Chase Bank is one of a number of banks with which we maintain ordinary banking relationships and from which we have obtained a senior secured credit facility and lines of credit.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

REGULATION

We have elected to be treated as a business development company under the 1940 Act and have elected to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities voting as a class.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate and currency rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:

•	does not have any class of securities with respect to which a broker or dealer may extend margin credit;

•	is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2)	Securities of any eligible portfolio company which we control.

(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

The SEC has proposed a regulation under the 1940 Act to expand the definition of eligible portfolio company in a manner that would promote the flow of capital to small, developing and financially troubled companies. This regulation would define eligible portfolio company with reference to whether a company has any class of securities listed on an exchange. We continue to monitor this issue closely and intend to adjust our investment focus as needed to comply with and/or take advantage of this rule if it is adopted or of any other future administrative position, judicial decision or legislative action.

Managerial Assistance to Portfolio Companies

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200%

immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks relating to our business and structure—Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.”

Code of Ethics

We and Apollo Investment Management have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. For information on how to obtain a copy of each code of ethics, see “Available information.”

Proxy Voting Policies and Procedures

SEC registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In most cases, Apollo Investment will invest in securities that do not generally entitle it to voting rights in its portfolio companies. When Apollo Investment does have voting rights, it will delegate the exercise of such rights to Apollo Investment Management. Apollo Investment Management’s proxy voting policies and procedures are summarized below:

In determining how to vote, officers of our investment adviser will consult with each other and other investment professionals of Apollo, taking into account the interests of Apollo Investment and its investors as well as any potential conflicts of interest. Our investment adviser will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our investment adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of the independent directors of Apollo Investment or, in extreme cases, by abstaining from voting. While our investment adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, our investment adviser will not delegate its voting authority to any third party.

An officer of Apollo Investment Management will keep a written record of how all such proxies are voted. Our investment adviser will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our investment adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

Our investment adviser’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our investment adviser will vote our proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) we find it necessary to vote contrary to our general guidelines to maximize shareholder value or the best interests of Apollo Investment. In reviewing proxy issues, our investment adviser generally will use the following guidelines:

Elections of Directors: In general, our investment adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company’s board of directors, or our investment adviser determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. We may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board of directors, (2) implement a majority vote requirement, (3) submit a rights plan to a shareholder vote or (4) act on tender offers where a majority of shareholders have tendered their shares. Finally, our investment adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: We believe that a portfolio company remains in the best position to choose its independent auditors and our investment adviser will generally support management’s recommendation in this regard.

Changes in Capital Structure: Changes in a portfolio company’s charter or bylaws may be required by state or federal regulation. In general, our investment adviser will cast our votes in accordance with the management on such proposals. However, our investment adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

Corporate Restructurings, Mergers and Acquisitions: We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, our investment adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.

Proposals Affecting Shareholder Rights: We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, our investment adviser will balance the financial impact of the proposal against any impairment of shareholder rights as well as of our investment in the portfolio company.

Corporate Governance: We recognize the importance of good corporate governance. Accordingly, our investment adviser will generally favor proposals that promote transparency and accountability within a portfolio company.

Anti-Takeover Measures: Our investment adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure’s likely effect on shareholder value dilution.

Stock Splits: Our investment adviser will generally vote with management on stock split matters.

Limited Liability of Directors: Our investment adviser will generally vote with management on matters that could adversely affect the limited liability of directors.

Social and Corporate Responsibility: Our investment adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect shareholder value. Our investment adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to Apollo Investment or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and Apollo Investment Management have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and intend to review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We have designated a chief compliance officer to be responsible for administering our policies and procedures.

Compliance with the Sarbanes-Oxley Act of 2002 and The Nasdaq National Market Corporate Governance Regulations

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the new regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, The Nasdaq National Market has adopted or is in the process of adopting corporate governance changes to its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT, REGISTRAR AND TRUSTEE

Our securities are held under a custody agreement by JPMorgan Chase Bank, a global financial services firm. The address of the custodian is: 270 Park Avenue, New York, NY 10017. American Stock Transfer and Trust Company will act as our transfer agent, dividend paying agent and registrar. The principal business address of American Stock Transfer & Trust Company is: 59 Maiden Lane, New York, NY 10007, telephone number: (718) 921-8200. JPMorgan Chase Bank will also act as the trustee. The principal business address of JPMorgan Chase Bank is: 270 Park Avenue, New York, NY 10017.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. From the commencement of our operations through March 31, 2005, we have not paid any brokerage commissions. Subject to policies established by our board of directors, our investment adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for Apollo Investment, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally seeks reasonably competitive trade execution costs, Apollo Investment will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and Apollo Investment and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION

We may sell the securities in any of three ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser; or (c) through agents. The securities may be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

•	the name or names of any underwriters, dealers or agents and the amounts of securities underwritten or purchased by each of them;

•	the offering price of the securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to dealers; and

•	any securities exchanges on which the securities may be listed.

Any offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If underwriters are used in the sale of any securities, the securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities will be subject to certain conditions precedent. The underwriters will be obligated to purchase all of the securities if they purchase any of the securities.

The maximum commission or discount to be received by any member of the NASD or independent broker-dealer will not be greater than 10% for the sale of any securities being registered and 0.5% for due diligence. In compliance with the guidelines of the NASD, the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

We may sell the securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the securities from us at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth any commissions we pay for soliciting these contracts.

Agents and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act of 1933 or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus or otherwise.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for Apollo Investment by Shearman & Sterling LLP, New York, NY, and Venable LLP, Baltimore, MD. Shearman & Sterling LLP also represents Apollo Investment Management.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP, located at PWC Center, 300 Madison Avenue, New York, New York 10017, is the independent registered public accountants of Apollo Investment.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. In addition, information specifically regarding how we voted proxies relating to portfolio securities for the year ended March 31, 2005 is available without charge, upon request, by calling 212-515-3200. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

*	Commencement of operations

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Apollo Investment Corporation:

In our opinion, the accompanying balance sheet, including the schedule of investments, and the related statements of operations, of stockholders’ equity and of cash flows present fairly, in all material respects, the financial position of Apollo Investment Corporation (the “Company”) at March 31, 2005, the results of its operations, its changes in stockholders’ equity and its cash flows for the period April 8, 2004 (commencement of operations) through March 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and issuers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

June 14, 2005

APOLLO INVESTMENT CORPORATION

BALANCE SHEET AT MARCH 31, 2005

(in thousands, except per share amounts)

Assets
Cash	$5,208
Investments, at fair value (cost—$821,232)	838,482
Cash equivalents, at fair value (cost—$873,061)	873,056
Interest receivable, at value*	14,805
Unrealized appreciation on forward foreign currency contract (see note 8)	978
Prepaid expenses and other assets	855

Total assets	$1,733,384

Liabilities
Payable for investments and cash equivalents purchased	$834,891
Management fee payable	4,492
Accrued expenses	1,115

Total liabilities	$840,498

Stockholders’ Equity
Common stock, par value $.001 per share, 100,000,000 common shares authorized, 62,554,976 issued and outstanding	$63
Paid-in capital in excess of par	878,838
Accumulated net investment income	26,093
Dividends paid to stockholders	(30,160)
Accumulated net realized losses	(145)
Net unrealized appreciation	18,197

Total stockholders’ equity	$892,886

Total liabilities and stockholders’ equity	$1,733,384

*	Value reflects unrealized depreciation of $26,000.

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

STATEMENT OF OPERATIONS

(in thousands, except per share amounts)

April 8, 2004* through March 31, 2005
INVESTMENT INCOME:

Interest	$47,833

EXPENSES:

Management fees	$17,315
General and administrative expenses	5,065

Total expenses	22,380

Net investment income	$25,453

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, CASH EQUIVALENTS AND FOREIGN CURRENCIES:

Net realized gain (loss):
Investments	(1)
Forward foreign currency contract	640
Cash equivalents	(144)

Net realized gains	495

Net unrealized gain (loss):
Investments	17,250
Cash equivalents	(5)
Forward foreign currency contract	978
Other assets	(26)

Net unrealized gain (loss)	18,197

Net realized and unrealized gain (loss) from investments, cash equivalents and foreign currency contracts and other assets	18,692

NET INCREASE IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS	$44,145

EARNINGS PER COMMON SHARE (see note 6)	$0.71

*	Commencement of operations

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

STATEMENT OF STOCKHOLDERS’ EQUITY

For the period April 8, 2004* through March 31, 2005

(in thousands, except shares)

	Common Stock		Paid-in Capital in Excess of Par	Accumulated Earnings	Total Stockholders’ Equity
	Shares	Amount
Balance at April 8, 2004*	100	$0	$1	$0	$1
Issuance of common stock from public offering (net of underwriting costs)	62,000,000	62	871,813		871,875

Offering costs			(1,722)		(1,722)

Net increase in stockholders’ equity resulting from operations				44,145	44,145
Shares issued in connection with dividend reinvestment plan	554,876	1	8,746		8,747

Dividends declared				(30,160)	(30,160)

Balance at March 31, 2005	62,554,976	$63	$878,838	$13,985	$892,886

*	Commencement of operations

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

STATEMENT OF CASH FLOWS

For the period April 8, 2004* through March 31, 2005

(in thousands)

Cash Flows from Operating Activities:
Net Increase in Stockholders’ Equity Resulting from Operations	$44,145
Adjustments to reconcile net increase:
Purchase of investment securities	(892,963)
Proceeds from disposition of investment securities	71,731
Proceeds from the settlement of a forward foreign currency contract	640
Sale of short-term securities, net	(150)
Increase in interest receivable	(14,831)
Increase in prepaid expenses and other assets	(855)
Increase in management fee payable	4,492
Increase in accrued expenses	1,115
Payable for investments and cash equivalents purchased	834,891
Net unrealized appreciation on investments, cash equivalents, forward foreign currency contracts and other assets	(18,197)
Net realized gain on investments and cash equivalents	(495)

Net Cash Used by Operating Activities	$29,523

Cash Flows from Financing Activities:
Net proceeds from the issuance of common stock	$871,875
Offering costs from the issuance of common stock	(1,722)
Dividends paid in cash	(21,413)

Net Cash Provided by Financing Activities	$848,740

NET INCREASE IN CASH AND CASH EQUIVALENTS	$878,263
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	1

CASH AND CASH EQUIVALENTS, END OF PERIOD	$878,264

Non-cash financing activities consist of the reinvestment of dividends totaling $8,746,000.

*	Commencement of operations

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS

March 31, 2005

(in thousands, except warrants/shares)

Portfolio Company (1)	Industry	Par Amount	Cost	Fair Value (2)
Subordinated Debt/Corporate Notes—50.3%
ALM Media Holdings, Inc., 13.00%, 3/15/13♦	Publishing	$16,000	$15,841	$16,000
AMH Holdings II, Inc., 13.625%, 12/01/14♦	Building Products	45,000	44,002	45,000
Anthony, Inc., 13.50%, 9/01/12♦	Manufacturing	9,561	9,427	9,561
Invista, 9.25%, 5/01/12♦	Chemicals	35,000	35,000	38,238

Language Line Holdings, Inc., 0% / 14.125%, 6/15/13	Business Services	27,678	15,993	15,846
Language Line Inc., 11.125%, 6/15/12	Business Services	20,646	20,683	21,678
Latham Manufacturing Corp., 14.00%, 6/30/11	Leisure Equipment	31,179	30,570	31,179
Lexicon Marketing (USA), Inc., 13.75%, 1/02/12	Direct Marketing	27,168	26,641	27,168
National Waterworks Holdings, Inc., 12.50%, 1/01/14♦	Distribution	37,000	36,285	37,000
N.E.W. Holdings I, LLC, 12.50%, 8/17/11	Consumer Services	26,680	23,454	26,680
N.E.W. Customer Service Companies Inc., 14.00%, Convertible, 8/17/13	Consumer Services	8,320	8,320	12,218
Playpower Holdings Inc., 15.50%, 11/30/12♦	Leisure Equipment	60,775	60,775	60,775
Pro Mach Merger Sub, Inc., 13.75%, 6/15/12	Machinery	19,000	18,630	19,000
Source Media Holdings Inc., 13.00%, 11/30/12♦	Publishing	17,000	16,632	17,000
T/Y Merger Corp., 14.75%, 2/26/10	Logistics	17,916	17,635	17,916
Tumi Holdings, Inc., 13.67%, 12/31/14	Consumer Products	12,528	12,528	12,528
WDAC Intermediate Corp., 13.75%, 6/01/15*	Advertising	€33,000	44,326	41,235

Total Subordinated Debt/Corporate Notes			$436,742	$449,022

		Shares /Warrants
Common Stock/Warrants—2.4%
Latham Acquisition Corp.	Leisure Equipment	30,000 shs.	$3,000	$3,000
LM Acquisition Ltd.	Direct Marketing	10,000 shs.	10,000	10,000
N.E.W. Customer Service Companies, Inc.	Consumer Services	1,105,961 wts.	3,404	6,031
Pro Mach Coinvestment, LLC	Machinery	150,000 shs.	1,500	1,500
T/Y Merger Corp.	Logistics	250,000 shs.	2,500	900

Total Common Stock/Warrants			$20,404	$21,431

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2005

(in thousands)

Portfolio Company (1)	Industry	Par Amount	Cost	Fair Value (2)
Bank Debt/Senior Secured Loans (3)—41.2%
1st Lien Bank Debt/Senior Secured Loans—15.9%
ALM Media Holdings, Inc., 3/05/10	Publishing	$5,000	$5,000	$5,038
Amerco Corp., 2/27/09	Transportation	14,850	15,069	15,221
American Safety Razor, 3/21/12	Consumer Products	2,000	2,000	2,040
Charter Communications, 4/21/11	Cable TV	24,812	24,812	24,946
Cygnus Business Media, Inc., 7/13/09	Media	14,963	14,895	15,037
Directed Electronics, 6/17/10	Electronics	4,859	4,859	4,932
Language Line Inc., 6/11/11	Business Services	6,453	6,437	6,528
MGM\LOC Acquisition Corp., 4/08/12	Leisure	25,000	25,000	25,000
Phillips Health, LLC, 8/23/10	Vitamins, Supplements	12,353	12,293	12,415
Ranpak Corp., 5/26/10	Packaging	5,739	5,739	5,747
Rayovac Corp., 2/06/12	Electronics	10,000	10,000	10,162
Supresta Holdings, Inc., 7/20/11	Chemicals	6,948	6,948	7,086
Trout Coal Holdings, Inc., 3/23/11	Mining	4,000	4,000	4,060
Tumi Holdings, Inc., 12/31/13	Consumer Products	3,500	3,500	3,526

Total 1st Lien Bank Debt/Senior Secured Loans			$140,552	$141,738

2nd Lien Bank Debt/Senior Secured Loans—24.2%
ALM Media Holdings, Inc., 3/07/11	Publishing	19,000	19,000	19,380
American Safety Razor, 9/21/12	Consumer Products	13,500	13,500	13,736
Anthony International, 9/01/11	Manufacturing	13,000	12,880	13,000
C.H.I. Overhead Doors, Inc., 10/22/11	Building Products	10,000	9,952	10,163
Cygnus Business Media, Inc., 1/12/10	Media	10,000	9,913	9,975
EuroFresh, 5/14/10	Agriculture	25,000	24,692	25,438
Goodyear Tire & Rubber Co., 4/30/10	Tires	10,000	10,000	10,000
Grand Vehicle Works Holding Corp., 7/23/11	Manufacturing	10,000	10,000	9,000
Mueller Group Inc., 11/01/11	Industrial	17,000	17,000	17,255
NES Rentals Holdings Inc., 8/17/10	Equipment Rental	24,875	24,875	25,528
Phillips Health, LLC, 8/20/11	Vitamins, Supplements	14,963	14,817	15,037
Ranpak Corp., 3/17/11	Packaging	10,000	10,000	10,150
Source Media Inc., 11/30/12	Publishing	10,000	10,000	10,131
Trout Coal Holdings, Inc., 3/23/12	Mining	4,000	4,000	4,080
Tumi Holdings, Inc., 6/30/14	Consumer Products	3,000	3,000	3,030
United Site Services, Inc., 6/30/10	Environmental	10,000	9,905	10,000
Wyle Laboratories, Inc., 7/28/11	Aerospace	10,000	10,000	10,200

Total 2nd Lien Bank Debt/Senior Secured Loans			$213,534	$216,103

APOLLO INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2005

(in thousands)

Portfolio Company (1)	Industry	Par Amount	Cost	Fair Value (2)
Bank Debt/Senior Secured Loans (3)—(continued)
Unsecured Bank Debt—1.1%
Sealy Mattress Co., 4/08/13	Consumer Products	10,000	$10,000	$10,188

Total Bank Debt/Senior Secured Loans			$364,086	$368,029

Total Investments			$821,232	$838,482

Cash Equivalents—97.8%
U.S. Cash Management Bill, 2.70%, 04/15/05	Government	$800,000	$799,171	$799,171
U.S. Treasury Bill, 2.70%, 04/21/05	Government	74,000	73,890	73,885

Total Cash Equivalents			$873,061	$873,056

Total Investments & Cash Equivalents—191.7%(4)			$1,694,293	$1,711,538
Liabilities in excess of other assets—(91.7%)				(818,652)

Net Assets—100.0%				$892,886

(1)	None of our portfolio companies is controlled or affiliated as defined by the Investment Company Act of 1940.
(2)	Fair value is determined by or under the direction of the Board of Directors of the Company (see Note 2).
(3)	Represent floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the LIBOR (London Interbank Offer Rate) or the Prime Rate.
(4)	Aggregate cost for Federal Income tax purposes is $1,698,651 (in thousands).
♦	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
*	Denominated in Euros (“€”)

See notes to financial statements.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization

Apollo Investment Corporation (“Apollo Investment” or the “Company”), a Maryland corporation organized on February 2, 2004, is a closed-end, non-diversified management investment company that has filed an election to be treated as a business development company (“BDC”) under the Investment Company Act of 1940. In addition, for tax purposes we have elected to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We intend to invest primarily in middle-market companies in the form of mezzanine and senior secured loans, each of which may include an equity component, as well as by making direct equity investments in such companies.

On April 8, 2004, Apollo Investment closed its initial public offering and sold 62,000,000 shares of its common stock at a price of $15.00 per share, less an underwriting discount and commissions totaling $0.9375 per share. We commenced operations on April 8, 2004 as we received $870.15 million in total net proceeds from the offering.

Note 2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Our financial statements are prepared in accordance with GAAP and pursuant to the requirements for reporting on Form 10-K and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements, have been included.

The significant accounting policies consistently followed by Apollo Investment are:

(a) Security transactions are accounted for on the trade date;

(b) Investments for which market quotations are readily available are valued at such market quotations; debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by or under the direction of our Board of Directors. Subordinated debt, senior secured debt and other debt securities with maturities greater than 60 days are valued by an independent pricing service or at the mean between the bid and ask prices from at least two brokers or dealers (if available, otherwise by a principal market maker or a primary market dealer). With respect to certain private equity securities, each investment is valued using comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public. The value is then discounted to reflect the illiquid nature of the investment. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will use the pricing indicated by the external event to corroborate our private equity valuation. Because we expect that there will not be a readily available market value for most of the investments in our portfolio, we expect to value substantially all of our portfolio investments at fair value as determined in good faith by or under the direction of our Board of Directors using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS—(Continued)

With respect to our investments for which market quotations are not readily available, our Board of Directors undertakes a multi-step valuation process each quarter, as described below:

(1) Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

(2) Preliminary valuation conclusions are then documented and discussed with our senior management;

(3) Independent valuation firms engaged by our board of directors conduct independent appraisals and review management’s preliminary valuations and their own independent assessment;

(4) The audit committee of our board of directors reviews the preliminary valuation of our investment adviser and that of the independent valuation firms and responds and supplements the valuation recommendation of the independent valuation firm to reflect any comments; and

(5) The board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, the respective independent valuation firms and the audit committee.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

Determination of fair values involves subjective judgments and estimates. Accordingly, these notes to our financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

(c) Investments purchased within 60 days of maturity are valued at cost plus accreted discount, or minus amortized premium, which approximates value;

(d) Gains or losses on the sale of investments are calculated by using the specific identification method;

(e) Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income;

(f) The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;

(g) In accordance with Statement of Position 93-2 Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, book and tax basis differences relating to stockholder distributions and other permanent book and tax differences are reclassified to paid-in capital. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Accordingly, at March 31, 2005, $640,200 was reclassified on our balance sheet from accumulated realized capital gains to accumulated net investment income. Total earnings and net asset value is not affected;

(h) Dividends and distributions to common stockholders are recorded on the record date. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS—(Continued)

(i) Origination, facility, commitment, and other fees received by the Company on loan agreements or other investments are typically accreted over the remaining term of the loan.

(j) The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.

(k) The Company may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market by recognizing the difference between the contract exchange rate and the current market rate as unrealized appreciation or depreciation. Realized gains or losses are recognized when contracts are settled.

Note 3. Agreements

Apollo Investment has entered into an Investment Advisory and Management Agreement with the Investment Adviser, Apollo Investment Management, L.P., under which the Investment Adviser, subject to the overall supervision of Apollo Investment’s Board of Directors, will manage the day-to-day operations of, and provide investment advisory services to, Apollo Investment. For providing these services, the Investment Adviser receives a fee from Apollo Investment, consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% of Apollo Investment’s gross assets. For services rendered under the Investment Advisory and Management Agreement during the period commencing from the closing of Apollo Investment’s initial offering through and including the first six months of operations, the base management fee was payable monthly in arrears. For services rendered under the Investment Advisory and Management Agreement after that time, the base management fee is payable quarterly in arrears. For the first quarter of our operations, the base management fee was calculated based on the initial value of Apollo Investment’s gross assets. Subsequently, the base management fee is calculated based on the average value of Apollo Investment’s gross assets at the end of the two most recently completed calendar quarters (we consider the date we commenced operations as a quarter end), and is appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter are appropriately pro rated.

The incentive fee has two parts, as follows: one part is calculated and payable quarterly in arrears based on Apollo Investment’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus Apollo Investment’s operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income does not include any realized capital gains computed net of all realized capital losses and unrealized capital depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of Apollo Investment’s net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% per quarter (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. Apollo Investment pays the Investment Adviser an incentive fee with respect to the Apollo Investment’s pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which Apollo Investment’s pre-incentive fee net investment income does not exceed the hurdle rate; (2) 100% of Apollo Investment’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS—(Continued)

calendar quarter; and (3) 20% of the amount of Apollo Investment’s pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter. These calculations are appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income. Apollo Investment did not pay or incur any net investment income based incentive fees during the period April 8, 2004 (commencement of operations) through March 31, 2005.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement, as of the termination date), commenced on December 31, 2004, and will equal 20.0% of our realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation and incorporating unrealized depreciation on a gross investment-by-investment basis at the end of such year. Capital gains with respect to any investment will equal the difference between the proceeds from the sale of such investment and the accreted or amortized cost basis of such investment.

For the period April 8, 2004 (commencement of operations) through March 31, 2005, the Investment Adviser received $17,315,026 in base investment advisory and management fees from Apollo Investment.

Apollo Investment has also entered into an Administration Agreement with Apollo Investment Administration, LLC (the “Administrator”) under which the Administrator provides administrative services for Apollo Investment. For providing these services, facilities and personnel, Apollo Investment reimburses the Administrator for Apollo Investment’s allocable portion of overhead and other expenses incurred by Apollo Administration in performing its obligations under the Administration Agreement, including rent and Apollo Investment’s allocable portion of its chief compliance officer and chief financial officer and their respective staffs. The Administrator will also provide on Apollo Investment’s behalf managerial assistance to these portfolio companies to which Apollo Investment is required to provide such assistance.

For the period April 8, 2004 (commencement of operations) through March 31, 2005, the Administrator was reimbursed $673,600 from Apollo Investment of the $987,500 of expenses accrued under the Administration Agreement.

Note 4. Organizational and Offering Expenses

A portion of the net proceeds of our initial public offering of 62,000,000 shares of common stock was used for organizational and offering expenses of $252,311 and $1,722,560, respectively. Organizational expenses were expensed as incurred. Offering expenses have been charged against paid-in capital in excess of par. All organizational and offering expenses were borne by Apollo Investment.

Note 5. Net Asset Value Per Share

At March 31, 2005, the Company’s total net assets and net asset value per share were $892,885,683 and $14.27, respectively.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 6. Earnings Per Share

The following information sets forth the computation of basic and diluted net investment income per share and the increase in stockholders’ equity per share resulting from operations for the period April 8, 2004 (commencement of operations) through March 31, 2005:

Numerator for net investment income per share:	$25,453,151
Numerator for increase in stockholders’ equity per share:	$44,145,006
Denominator for basic and diluted weighted average shares:	62,094,675
Basic and diluted net investment income per share:	$0.41
Basic and diluted net increase in stockholders’ equity per share resulting from operations:	$0.71

Note 7. Investments

As of March 31, 2005, investments and cash equivalents consisted of the following:

	March 31, 2005 (in thousands)
	Cost	Fair Value
Subordinated Debt/Corporate Notes	$436,742	$449,022
Common Stock/Warrants	20,404	21,431
Bank Debt/Senior Secured Loans	364,086	368,029
Cash Equivalents	873,061	873,056

Totals	$1,694,293	$1,711,538

Note 8. Forward Foreign Currency Contract

At March 31, 2005, the Company had an open foreign currency contract to sell euro forward and bears the market risk that arises from changes in foreign currency exchange rates. Unrealized appreciation on the contract is reflected in the accompanying financial statements as follows:

Foreign Currency	Local Currency	U.S. Cost	Market Value	Settlement Date	Unrealized Appreciation
To Sell: Euro	€34,150,000	$45,313,635	$44,335,940	06/08/05	$977,697

Note 9. Income Tax Information and Distributions to Shareholders

The tax character of dividends paid during the fiscal year ended March 31, 2005 was as follows:

Ordinary income	$30,159,658

As of March 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Distributable ordinary income	$1,470,760
Capital loss carryforward	(75,880	)*
Other book/tax temporary differences	271,009
Unrealized appreciation	12,861,477	**

Total accumulated gains	$14,527,366

*	On March 31, 2005, the Company had a net capital loss carryforward of $75,880, which expires in 2013. This amount will be available to offset like amounts of any future taxable gains.
**	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the receipt of upfront fees.

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 10. Cash Equivalents

Pending investment in longer-term portfolio holdings, Apollo Investment will make temporary investments in U.S. Treasury bills (of varying maturities) and repurchase agreements as outlined in our prospectus. These temporary investments are deemed cash equivalents by us and are included in our Schedule of Investments. U.S. Treasury bills with maturities of greater than 60 days from the time of purchase are marked-to-market as per our valuation policy.

Note 11. Financial Highlights

The following is a schedule of financial highlights for the period April 8, 2004 (commencement of operations) through March 31, 2005:

Per Share Data:
Net asset value, beginning of period	$14.06

Net investment income	0.41
Net realized and unrealized gain on investments	0.31

Net increase in stockholders’ equity resulting from operations	0.72
Dividends to shareholders(1)	(0.48)
Costs related to the initial public offering	(0.03)

Net asset value at end of period	$14.27

Per share market value at end of period	$16.78
Total return(2)	15.32%
Shares outstanding at end of period	62,554,976

Ratio/Supplemental Data:
Net assets at end of period (in millions)	$892.9
Ratio of operating expenses to average net assets(3)	2.60%
Ratio of net operating income to average net assets(3)	2.96%

(1)	Dividends and distributions are determined in accordance with income tax regulations which may differ from amounts determined under accounting principles generally accepted in the United States of America.
(2)	Total return is based on the change in market price per share assuming an investment at the initial offering price of $15.00 per share. Total return also takes into account dividends and distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan. Total return is not annualized.
(3)	Annualized.

Note 12. Selected Quarterly Financial Data (unaudited)

(in thousands, except per share amounts)

Quarter Ended	Investment Income	Net Investment Income			Net Realized And Unrealized Gain (Loss) on Investments		Net Increase (Decrease) In Net Assets From Operations
	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share
March 31, 2005	21,321	0.34	15,559	0.25	(3,234)	(0.04)	12,325	0.21

December 31, 2004	14,816	0.24	9,108	0.15	16,063	0.25	25,171	0.40

September 30, 2004	7,889	0.12	2,263	0.03	3,523	0.06	5,786	0.09

June 30, 2004	3,807	0.06	(1,477)	(0.02)	2,340	0.04	863	0.02

APOLLO INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 13. Subsequent Events

Credit Facility—Entry into a Material Definitive Agreement

On April 14, 2005, Apollo Investment entered into a Senior Secured Revolving Credit Agreement (the “Credit Agreement”), among Apollo Investment, the lenders party thereto and JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent for the lenders.

Under the Credit Agreement, the lenders have agreed to extend credit to Apollo Investment in an initial aggregate principal or face amount not exceeding $800 million at any one time outstanding. The Credit Agreement is a five-year revolving facility (with a stated maturity date of April 14, 2010) and is secured by substantially all of the assets in Apollo Investment’s portfolio, including cash and cash equivalents. Pricing is set at 100 basis points over LIBOR. The Credit Agreement contains affirmative and restrictive covenants, including: (a) periodic financial reporting requirements, (b) maintaining minimum shareholders’ equity of the greater of (i) 40% of the total assets of Apollo Investment and its subsidiaries as at the last day of any fiscal quarter and (ii) the sum of (A) $300 million plus (B) 25% of the net proceeds from the sale of equity interests in Apollo Investment after the closing date of the Credit Agreement, (c) maintaining a ratio of total assets (less total liabilities) to total indebtedness, in each case of Apollo Investment and its subsidiaries, of not less than 2.0:1.0, (d) maintaining minimum liquidity, (e) limitations on the incurrence of additional indebtedness, (f) limitations on liens, (g) limitations on investments (other than in the ordinary course of Apollo Investment’s business), (h) limitations on mergers and disposition of assets (other than in the normal course of Apollo Investment’s business activities) and (i) limitations on the creation or existence of agreements that prohibit liens on properties of Apollo Investment’s subsidiaries. In addition to the asset coverage ratio described in clause (c) of the preceding sentence, borrowings under the Credit Agreement (and the incurrence of certain other permitted debt) will be subject to compliance with a borrowing base that will apply different advance rates to different types of assets in Apollo Investment’s portfolio. The Credit Agreement will provide for the ability of Apollo Investment to seek additional commitments from lenders thereunder in an aggregate amount of up to $400 million. Apollo Investment has not yet borrowed any amounts under the Credit Agreement.

The Credit Agreement will be used to supplement Apollo Investment’s equity capital to make additional portfolio investments. Apollo Investment has employed a significant portion of its equity capital and expects to begin using the Credit Agreement in the coming months to support additions to the portfolio.

From time to time, certain of the lenders provide customary commercial and investment banking services to affiliates of Apollo Investment. JPMorgan also serves as custodian for Apollo Investment pursuant to a global custody agreement.

PART C

Other information

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

*	Commencement of operations

(2) Exhibits

(a)(1)	Articles of Amendment and Restatement(1)

(a)(2)	Articles of Amendment*

(b)(1)	Bylaws(1)

(b)(2)	Amended and Restated Bylaws(1)

(c)	Not Applicable

(d)	Form of Stock Certificate(2)

(e)	Dividend Reinvestment Plan(2)

(f)	Not Applicable

(g)	Investment Advisory and Management Agreement between Registrant and Apollo Investment Management, L.P.(1)

(h)(1)	Forms of Underwriting Agreement for Debt*

(h)(2)	Form of Underwriting Agreement for Equity*

(h)(3)	Form of Indenture*

(i)	Not Applicable

(j)	Custodian Agreement(1)

(k)(1)	Administration Agreement between Registrant and Apollo Investment Administration, LLC(1)

(k)(2)	Form of Transfer Agency and Service Agreement(1)

(k)(3)	License Agreement between the Registrant and Apollo Management, L.P.(1)

(l)(1)	Opinion and Consent of Venable LLP, special Maryland counsel for Registrant*

(l)(2)	Opinion and Consent of Shearman & Sterling LLP, counsel for Registrant*

(m)	Not Applicable

(n)	Consent of independent registered public accountants for Registrant*

(o)	Not Applicable

(p)	Not Applicable

(q)	Not Applicable

(r)	Code of Ethics(2)

*	Filed herewith.
(1)	Incorporated by reference to the corresponding exhibit number to the Registrant’s pre-effective Amendment No. 3 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on April 1, 2004.
(2)	Incorporated by reference to the corresponding exhibit number to the Registrant’s pre-effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2, filed on March 12, 2004.

ITEM 26. MARKETING ARRANGEMENTS

The information contained under the heading “Plan of Distribution” on this Registration Statement is incorporated herein by reference and any information concerning any underwriters for a particular offering will be contained in the prospectus supplement related to that offering.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Commission registration fee	$105,930
Nasdaq National Market Listing Fee	$150,000	(1)
NASD filing fee	$75,500	(1)
Accounting fees and expenses	$200,000	(1)
Legal fees and expenses	$250,000	(1)
Printing and engraving	$700,000	(1)
Registrar and transfer agent’s fees	$10,000	(1)
Miscellaneous fees and expenses	$15,000	(1)

Total	$1,506,430	(1)

(1)	These amounts are estimates.

All of the expenses set forth above shall be borne by us.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Apollo Investment Management’s share ownership of Apollo Investment represents less than 1% of the common stock outstanding. An affiliate of Apollo Investment Management is the general partner of, and may be deemed to control, the following entities:

Name	Jurisdiction of Organization
Apollo Investment Fund	Delaware
AIF II	Delaware
Apollo Investment Fund III	Delaware
Apollo Investment Fund IV	Delaware
Apollo Investment Fund V	Delaware
Apollo Distressed Investment Fund, L.P.	Delaware

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the approximate number of record holders of our common stock at June 15, 2005.

Title of Class	NUMBER OF RECORD HOLDERS
Common stock, $0.001 par value per share	17

ITEM 30. INDEMNIFICATION

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Investment Advisory and Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Apollo Investment Management, L.P. (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Apollo Investment for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory and Management Agreement or otherwise as an investment adviser of Apollo Investment.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Apollo Investment Administration, LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Apollo Investment Administration, LLC’s services under the Administration Agreement or otherwise as administrator for Apollo Investment.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Apollo Investment pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of Apollo Investment in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC (SEC File No. 801-62840), and is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1) the Registrant, Apollo Investment Corporation, 9 West 57th Street, New York, NY 10019;

(2) the Transfer Agent, American Stock Transfer and Trust Company, 59 Maiden Lane, New York, NY 10007;

(3) the Custodian, JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017;

(4) the Adviser, Apollo Investment Management, L.P., 9 West 57th Street, New York, NY 10019; and

(5) the Trustee, JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017.

ITEM 33. MANAGEMENT SERVICES

Not Applicable.

ITEM 34. UNDERTAKINGS

1. The Registrant undertakes to suspend the offering of the securities until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2. The Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933 if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective Registration Statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in the Registration Statement;

(b) that for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective.

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d) that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 20th day of June, 2005.

APOLLO INVESTMENT CORPORATION

By:	/s/ MICHAEL S. GROSS
Michael S. Gross President, Chief Executive Officer and Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the 20th day of June, 2005.

SIGNATURE	TITLE

/s/ MICHAEL S. GROSS Michael S. Gross	President, Chief Executive Officer and Chairman of the Board (principal executive officer)

/s/ RICHARD L. PETEKA Richard L. Peteka	Chief Financial Officer and Treasurer (principal financial and accounting officer)

* Martin E. Franklin	Director

* John J. Hannan	Director

* Carl Spielvogel	Director

* Elliot Stein, Jr.	Director

* Gerald Tsai, Jr.	Director

* Bradley J. Wechsler	Director

*By:	/s/ MICHAEL S. GROSS
Michael S. Gross Attorney-in-Fact

EXHIBIT INDEX

Exhibit		Document
(a	)	Articles of Amendment*

(h	)(1)	Form of Underwriting Agreement for Equity*

(h	)(2)	Form of Underwriting Agreement for Debt*

(h	)(3)	Form of Indenture*

(l	)(1)	Opinion and Consent of Venable LLP, special Maryland counsel for Registrant*

(l	)(2)	Opinion and Consent for Shearman & Sterling LLP, counsel for Registrant*

(n	)	Consent of Independent Registered Public Accountants for Registrant*

*	Filed herewith.